UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment no.)

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U.S. AUTO PARTS NETWORK, INC.

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PRELIMINARY COPY - SUBJECT TO COMPLETION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 31, 2016

To the Stockholders of U.S. Auto Parts Network, Inc.:
NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of U.S. Auto Parts Network, Inc., a Delaware corporation (the “Company”), will be held on May 31, 2016 at 9:00 a.m. Pacific Time at the offices of the Company located at 16941 Keegan Avenue, Carson, CA 90746, for the following purposes:
1.to elect the following Class I directors to hold office for a term of three years or until their respective successors are elected and qualified: Shane Evangelist, Jay Greyson and Barbara Palmer;
2.to ratify the appointment of RSM LLP, an independent registered public accounting firm, as independent auditors of the Company for fiscal year 2016;
3.to approve the 2016 Equity Incentive Plan; and
4.such other business, if any, as may properly come before the Annual Meeting, or any adjournment, postponement or extension thereof.
Only stockholders of record at the close of business on April 4, 2016 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices and at the Annual Meeting.
All stockholders are cordially invited to attend the meeting in person. If you wish to attend the meeting in person, you will need to RSVP and print your admission ticket at www.proxyvote.com. An admission ticket together with photo identification must be presented in order to be admitted to the meeting. Please refer to page 1 of the proxy statement for further details.
You should know that we have received notice from one of our stockholders, Tristan Partners, L.P., and its general partner Cannell Capital LLC (which we collectively refer as “Cannell”), stating that it intends to nominate its own slate of three director nominees for election as directors at the Annual Meeting. We do not endorse the election of any of the Cannell nominees for director. You may receive proxy solicitation materials from Cannell or other persons or entities affiliated with Cannell, including an opposition proxy statement and proxy card. We are not responsible for the accuracy of any information provided by Cannell or its nominees. We urge you not to sign or return any proxy card sent to you by Cannell and strongly urge you to vote for the nominees proposed by the Board of Directors by following the instructions contained in this proxy statement.
April [__], 2016
By Order of the Board of Directors

___________________________
Shane Evangelist
Chief Executive Officer

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON BY REGISTERING AT PROXYVOTE.COM. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS (THE “NOTICE” ) YOU RECEIVED IN THE MAIL, OR, IF YOU REQUESTED PRINTED PROXY MATERIALS, YOUR ENCLOSED WHITE PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY OR VOTING INSTRUCTIONS.

U.S. Auto Parts Network, Inc.
16941 Keegan Ave.
Carson, CA 90746

********************************
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 31, 2016
This Proxy Statement and the Company’s 2015 Annual Report are both available at www.proxyvote.com.

U.S. AUTO PARTS NETWORK, INC.
16941 Keegan Avenue
Carson, California 90746
PROXY STATEMENT

These proxy materials and the WHITE proxy card are being made available on the internet, or upon written request, in printed form, to holders of the common stock, par value $0.001 per share, and Series A Convertible Preferred Stock (“Series A Convertible Preferred”), par value $0.001 per share, of U.S. Auto Parts Network, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”), to be voted at the 2016 Annual Meeting of Stockholders to be held on May 31, 2016 and at any adjournment or postponement of the meeting (the “Annual Meeting”). The Annual Meeting will be held at 9:00 a.m. Pacific Time at the offices of the Company located at 16941 Keegan Avenue, Carson CA 90746. These proxy solicitation materials are expected to be made available on or about April [__], 2016 to all stockholders entitled to vote at the Annual Meeting.
We have received notice from one of our stockholders, Tristan Partners, L.P., and its general partner Cannell Capital LLC (which we collectively refer to in this proxy statement as “Cannell”), stating that it intends to nominate its own slate of three director nominees for election as directors at the Annual Meeting. We do not endorse the election of any of the Cannell nominees for director. You may receive proxy solicitation materials from Cannell or other persons or entities affiliated with Cannell, including an opposition proxy statement and proxy card. We are not responsible for the accuracy of any information provided by Cannell or its nominees. We urge you not to sign or return any proxy card sent to you by Cannell and strongly urge you to vote for the nominees proposed by the Board of Directors by following the instructions contained in your WHITE proxy card available at proxyvote.com or included with this proxy statement if it was mailed to you.
Purpose of Meeting
The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of the Annual Meeting of Stockholders (the “Notice”) and are described in more detail in this proxy statement.
Meeting Admission
To attend the meeting, you will need to bring an admission ticket and photo identification. You will need to print an admission ticket in advance by visiting www.proxyvote.com and following the instructions there. You will need the 16-digit control number to access www.proxyvote.com. You can find your control number on:

-	Your WHITE proxy card available at proxyvote.com or included with this proxy statement if it was mailed to you; or

-	Your voting instruction card if you hold your shares in street name through a broker or other nominee.
If you are not a record date stockholder, you may be admitted to the meeting only if you have a valid legal proxy from a record date stockholder who has obtained an admission ticket. You must present that proxy and admission ticket, as well as valid photo identification, at the entrance to the meeting.
For questions about admission to the Annual Meeting, please contact our Corporate Secretary at (424) 702-1455.
Internet Availability
In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we may furnish proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for fiscal year 2015 (the “2015 Annual Report”), to our stockholders by providing access to such documents on the internet instead of mailing printed copies. The 2015 Annual Report is not incorporated into this Proxy Statement and shall not be considered a part of this Proxy Statement or soliciting materials. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice which was mailed to most of our stockholders will instruct you as to how you may access and review all of the proxy materials on the internet as well as how you may submit your proxy on the internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

The Notice will provide you with instructions regarding how to view our proxy materials for the Annual Meeting on the internet. From our internet site you can instruct us to send our future proxy materials to you electronically by email. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
Voting; Quorum
The record date for determining those stockholders who are entitled to notice of, and to vote at, the Annual Meeting has been fixed as April 4, 2016. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. Each share of our common stock and Series A Convertible Preferred entitles its record holder to one vote on all matters subject to a stockholder vote. As of the record date, 34,674,653 shares of our common stock were outstanding and 4,149,997 shares of our Series A Convertible Preferred were outstanding.
The presence at the Annual Meeting, either in person or by proxy, of holders of a majority of the outstanding shares of our common stock and Series A Convertible Preferred entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
In the election of directors under Proposal One, the three nominees receiving the highest number of “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” or “Withheld” will affect the outcome. With regard to Proposal Two and Three, to be approved, the Company must receive the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.
All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power). Under Delaware law, abstentions and broker “non-votes” will be counted for purposes of establishing a quorum at the Annual Meeting, but will not be counted towards the vote total for the election of directors or for any purpose in determining whether Proposal Two or Three has been approved.
Proxies
If you have shares for which you are the stockholder of record, you may vote those shares by proxy. You may vote by proxy over the internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you may also vote by mail or telephone pursuant to instructions provided on the WHITE proxy card. Additionally, shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting.
Most of our stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. If you are the beneficial owner of shares held in “street name,” you may vote by proxy over the internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you may also vote by telephone or mail by following the voting instruction card provided to you by your broker or other nominee. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker or nominee that holds the shares giving you the right to vote the shares at the Annual Meeting.
If you do not give instructions to your broker, your shares may constitute “broker non-votes.” Under the rules that govern brokers who are voting shares held in street name, a broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the selection of RSM LLP as our independent auditors (Proposal Two), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters, such as the election of our directors (Proposal One) or the approval of our 2016 Equity Incentive Plan (Proposal Three).

If you are a stockholder of record, you may revoke a proxy at any time before it is voted at the Annual Meeting by: (a) delivering a proxy revocation or another duly executed proxy bearing a later date to our Corporate Secretary at 16941 Keegan Ave., Carson, CA 90746; (b) voting again by telephone or over the internet at a later time; or (c) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless you actually vote in person at the meeting. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker or other nominee in accordance with the instructions they provided, or, if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.
The proxy also grants the proxy holders discretionary authority to vote on any other business that may properly come before the Annual Meeting. As discussed above, we have been notified by Cannell of its intent to present its own slates of directors at the Annual Meeting. We urge you not to sign or return any proxy card sent to you by Cannell and strongly urge you to vote for the nominees proposed by the Board of Directors by following the instructions contained in this proxy statement. We have not been notified by any other stockholder of his or her intent to present a stockholder proposal at the Annual Meeting. As indicated in our proxy statement for the 2015 annual meeting of stockholders, the notification deadline was March 21, 2016.
Letter from Cannell Capital LLC
On March 21, 2016, we received a letter from Cannell, the general partner of one of our stockholders, stating that it intends to nominate its own slate of three director nominees for election as directors at the Annual Meeting. We do not endorse the election of any of the Cannell nominees for director. You may receive proxy solicitation materials from Cannell or other persons or entities affiliated with Cannell, including an opposition proxy statement and proxy card. We are not responsible for the accuracy of any information provided by Cannell or its nominees. We urge you not to sign or return any proxy card sent to you by Cannell and strongly urge you to vote for the nominees proposed by the Board of Directors by following the instructions contained in your WHITE proxy card available at proxyvote.com or included with this proxy statement if it was mailed to you.
Communications with Cannell Capital LLC
Prior to receiving the letter from Cannell on March 21, 2016, the Company met with Cannell in person or over the phone on a number of occasions to discuss general updates on the Company’s business. The most recent investor meeting with Cannell occurred on March 14, 2016. Following receipt of the letter, on April 6, 2016, the Company discussed with Cannell the contents of Cannell’s letter, during which time the Company informed Cannell that any nominees would be reviewed by the Company’s Nominating and Corporate Governance Committee.
Solicitation
We will bear the entire cost of proxy solicitation, including the costs of preparing, assembling, printing and mailing this proxy statement, the Notice, the WHITE proxy card and any additional solicitation material furnished to the stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, although there is no formal agreement to do so, we may reimburse such persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. In the discretion of management, we reserve the right to retain a proxy solicitation firm to assist in the solicitation of proxies. Although we do not currently expect to retain such a firm, we estimate that the fees of such firm would range from $5,000 to $10,000 plus out-of-pocket expenses, all of which would be paid by us. Annex A sets forth information related to our director nominees as well as certain of our directors and officers who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors or director nominees or because they may be soliciting proxies on our behalf.

Note with Respect to Forward-Looking Statements
We have made certain forward-looking statements in this proxy statement that relate to expectations concerning matters that are not historical or current facts. These statements are forward looking statements for the purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933 as amended (the “Securities Act”). In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” and similar expressions intended to identify forward-looking statements. We cannot assure you that such expectations will prove to be correct. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from such expectations, and you should not place undue reliance on these forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by such language. Important risk factors that could contribute to such differences are discussed in our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. The forward-looking statements contained herein speak only as of the date of this proxy statement. Except as required by law, we do not undertake any obligation to update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL ONE:
ELECTION OF DIRECTORS
Our certificate of incorporation provides for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms and each as nearly equal in number as possible as determined by our Board of Directors. As a result, a portion of our Board of Directors will be elected each year. Messrs. Evangelist and Greyson and Ms. Palmer have been designated Class I directors whose terms expire at the Annual Meeting. Messrs. Berman, Khazani and Majteles have been designated Class II directors whose terms expire at the 2017 Annual Meeting of Stockholders. Messrs. Harman, Phelps and Wilson have been designated Class III directors whose terms expire at the 2018 Annual Meeting of Stockholders.
The class whose term of office expires at the Annual Meeting currently consists of three directors. On the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors selected and approved Messrs. Evangelist and Greyson and Ms. Palmer as nominees for election in the class being elected at the Annual Meeting to serve for a term of three years, expiring at the 2019 Annual Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier resignation or removal. Each nominee for election is currently a member of our Board of Directors and has agreed to serve if elected. Management has no reason to believe that any of the nominees will be unavailable to serve. In the event any of the nominees named herein is unable to serve or declines to serve at the time of the Annual Meeting, the persons named in the proxy will exercise discretionary authority to vote for a substitute. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.
Stockholder Approval
Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The three nominees receiving the highest number of affirmative votes will be elected. At the Annual Meeting, stockholders are being asked to elect Mr. Evangelist, Mr. Greyson and Ms. Palmer as Class I directors to hold office for a term of three years or until his or her respective successor is elected and qualified.
Recommendation of Our Board of Directors
Our Board of Directors recommends a vote “FOR” the Class I director nominees listed below.
Information about Directors and Nominees
We believe that our Board as a whole should encompass a range of talent, skill, diversity and expertise enabling it to provide sound guidance with respect to our operations and interests. In addition to considering a candidate’s background and accomplishments, the Nominating and Corporate Governance Committee reviews candidates in the context of the current composition of the Board and the evolving needs of our business. In accordance with the listing standards of The NASDAQ Stock Market (the “NASDAQ Rules”) we have charged our Nominating and Corporate Governance Committee with ensuring that at least a majority of the directors qualify as “independent” under the NASDAQ Rules. See “Corporate Governance -Board Committees and Meetings - Nominating and Corporate Governance Committee” for a discussion of the factors that are considered in selecting our director nominees.
The table and narrative below sets forth information regarding each of our directors and our director nominees, including his or her age as of the date of the Annual Meeting, the year they first became directors, business experience during at least the past five years, public company boards they currently serve on or have recently served, and certain other biographical information and attributes that the Nominating and Corporate Governance Committee determined qualify them to serve as directors. The Nominating and Corporate Governance Committee believes that the director nominees and the other current directors have the following other key attributes that are important to an effective board of directors: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of origin, background, experience and thought; and the commitment to devote significant time and energy to serve on the Board and its committees.

Name	Age	Director Since	Current Position(s)	Independent	Committee
					Audit	Compensation	Nominating and Corporate Governance
Robert J. Majteles	51	2006	Chairman of the Board	X	X	X	Chairman
Joshua L. Berman	46	2007	Director	X	X	Chairman
Shane Evangelist	42	2007	Chief Executive Officer and Director
Fredric W. Harman	55	2006	Director
Sol Khazani	58	2001	Director
Warren B. Phelps III	69	2007	Director	X	Chairman		X
Bradley E. Wilson	42	2013	Director	X			X
Barbara Palmer	50	2013	Director	X		X
Jay K. Greyson	51	2014	Director	X	X
Class I Director Nominees
Shane Evangelist has been our Chief Executive Officer and a director since October 2007. From August 2004 to September 2007, Mr. Evangelist served as Senior Vice President and General Manager of Blockbuster Online, a division of Blockbuster Inc., which he joined in 2001, where he was responsible for leading the creation, development and launch of Blockbuster’s online movie rental service. Prior to that, from January 2001 to July 2004, Mr. Evangelist served as Vice President of Strategic Planning for Blockbuster Inc., with responsibility for strategy development, mergers and acquisitions, marketing and capital deployment. Prior to Blockbuster, Mr. Evangelist began his career at IBM where he served from 1997 to 2001 as a business executive responsible for media and entertainment accounts. Mr. Evangelist currently serves on the board of one privately held company. Mr. Evangelist holds a B.A. degree in Business Administration from the University of New Mexico and an M.B.A. from Southern Methodist University. We believe that Mr. Evangelist’s valuable business and leadership experience, particularly in the e-commerce industry, his experience running an industry-transforming business, combined with his intimate knowledge of our financial and operational status gained in his role as our Chief Executive Officer, qualifies Mr. Evangelist to serve as a director.
Barbara Palmer has been a director since November 2013 and since February 2016 has served as a marketing and executive leadership consultant. Prior to that time, Ms. Palmer served as Chief Revenue Officer of CallFire, Inc., a communications software technology company in Santa Monica, California from January 2014 to February 2016. From April 2008 to January 2014, Ms. Palmer held the role of President of The Search Agency, Inc., the largest independent search marketing agency in the country. Before joining The Search Agency, Ms. Palmer served as a partner in 2 Degrees Ventures, a branded entertainment agency and as the Senior Vice President Marketing Operations for Ameriquest Mortgage Company. She has also served as Senior Vice President Marketing Operations at United Online, Inc., parent company to internet brands NetZero and Juno, as well as various other roles in entertainment marketing. Ms. Palmer was honored with the Los Angeles Women of Influence Award from the Los Angeles Business Journal in 2016 and holds a B.S. degree from Ithaca College. We believe that Ms. Palmer is qualified to serve as a director due to her operational experience and service as Chief Revenue Officer and President of companies within various industries, combined with her financial background and management experience.
Jay K. Greyson has been a director since June 2014. Since 2006, Mr. Greyson has been the Co-founder of Supply Chain Equity Partners, a private equity firm focused on the distribution and logistics industry. Also, since 2006, Mr. Greyson has served as the Co-founder, Managing Director, and Principal of Vetus Partners, an investment bank, and previously served as Chief Compliance Officer of Vetus Securities, a registered broker dealer, from 2006 through November 2014 . Prior to that, from 2000 to 2006, Mr. Greyson served as a Director of Brown Gibbons Lang & Company, an investment bank. Also, Mr. Greyson has served as a General Manager and Vice President of several leading electronic manufacturers. Mr. Greyson also serves on the Board of Directors of several private companies as Chairman, Operating Director, and Director. Mr. Greyson holds a B.S. degree in Electrical Engineering from the University of Virginia and an M.B.A. from the University of Chicago. We believe that Mr. Greyson is qualified to serve as a director due to his leadership experience in private equity and investment banking, combined with his financial background and management experience in the manufacturing industry.

Directors Whose Terms Continue
Class II Directors - Terms Expiring at the 2017 Annual Meeting of Stockholders
Fredric W. Harman has been a director since March 2006. Mr. Harman is a Managing Partner of Oak Investment Partners, a venture capital firm, which he joined as a General Partner in 1994. From 1991 to 1994, Mr. Harman served as a General Partner of Morgan Stanley Venture Capital. Mr. Harman currently serves as a director of Demand Media, Inc., an online media company, Limelight Networks, Inc., an internet infrastructure company, and several privately held companies. Mr. Harman holds B.S. and M.S. degrees in electrical engineering from Stanford University and an M.B.A. from the Harvard Business School. We believe that Mr. Harman is qualified to serve as a director due to his broad financial and industry experience, combined with his operational oversight gained through his investment in and extensive board service with a broad range of technology and internet companies.
Warren B. Phelps III has been a director since September 2007.  Since January 2013 he has served as Executive Chairman of Empower RF Systems, a developer and manufacturer of high power RF amplifiers for the defense and commercial markets.  From October 2009 until December 2012, Mr. Phelps served as the Chairman and Chief Executive Officer of Empower.  From 2000 until his retirement in September 2006, Mr. Phelps served in several executive positions for Spirent plc, a leading communications technology company, most recently as President of the Performance Analysis Broadband division.  From 1996 to 2000, Mr. Phelps was at Netcom Systems, a provider of network test and measurement equipment, most recently as President and Chief Executive Officer.  Prior to that, Mr. Phelps held executive positions, including Chairman and Chief Executive Officer, at MICOM Communications and in various financial management roles at Burroughs/Unisys Corporation.  Mr. Phelps current serves on the board of directors of a privately held company and on the Board of Trustees of St. Lawrence University.  Mr. Phelps holds a B.S. degree in mathematics from St. Lawrence University in Canton, New York and an M.B.A. from The University of Rochester in Rochester, New York. We believe that Mr. Phelps is qualified to serve as a director due to his financial background, including his qualifications as an audit committee financial expert, as well as his executive management experience across numerous technology companies.
Bradley E. Wilson has been a director since November 2013. Mr. Wilson has served as the General Manager for Travelocity, Inc., an internet travel booking company, since January 2015 where he is responsible for retail operations and profitability of the business, brand strategy, marketing efficiency, and customer lifecycle management. Mr. Wilson previously served as the Chief Marketing Officer for Travelocity from 2011 to January 2015. From July 2009 to May 2011, Mr. Wilson served as Senior Vice President of Marketing and Brand Management for Nutrisystem, a leading direct-to-consumer weight loss company in the United States, which he joined in March 2007. Mr. Wilson also served in marketing and customer acquisition roles for both Match.com and Blockbuster Online. Mr. Wilson currently serves on the Board of Directors for PlattForm, Inc., a company that provides education enrollment services and program management for leading universities. Mr. Wilson holds a B.S. degree from the University of Texas and an M.B.A. from the Cox School of Business at Southern Methodist University. We believe that Mr. Wilson is qualified to serve as a director due to his combined online marketing expertise and operational management experience from serving as General Manager, Chief Marketing Officer, and Senior Vice President for leading consumer brands on the internet.
Class III Directors - Terms Expiring at the 2018 Annual Meeting of Stockholders
Joshua L. Berman has been a director since October 2007.  Mr. Berman has a long track record in building and running internet businesses. A founder of MySpace.com, he held the position of Chief Operating Officer from 2003 until the company was sold to News Corp. in 2008, at which time he transitioned to manage Slingshot Labs, an internet incubator dedicated to building and developing new web ventures for News Corp. In 2010, he left Slingshot Labs to co-found e-commerce platform BeachMint and served as Beachmint’s Chief Executive Officer from June 2010 through September 2014. From September 2014 to present, Mr. Berman has served as the Chief Executive Officer of The Lucky Group, an e-commerce and content platform underpinned by Beachmint’s technology. Previous to MySpace, Mr. Berman co-founded and managed successful internet companies: ResponseBase and Xdrive Technologies. Prior to his start-up life, Mr. Berman was a management consultant with PricewaterhouseCoopers.  Mr. Berman was actively licensed as a certified public accountant from 1991 through 2002, and holds a B.A. degree in economics from the University of California, Santa Barbara and an M.B.A. from the University of Southern California. We believe that Mr. Berman is qualified to serve as a director due to his industry knowledge and service as Chief Operating Officer or President of internet companies, including internet marketing and social networking, combined with his strong accounting and financial background and management experience.
Sol Khazani is a co-founder of the Company and has been a director since January 2001. Mr. Khazani also served as our Chairman of the Board from January 2001 to March 2007, as our Chief Financial Officer from January 2001 to April 2005 and as a Vice President from October 1995 to January 2001. From 1995 through December 2008, Mr. Khazani served as the Vice

President of American Condenser, Inc., a company that he co-founded which manufactures air-conditioning condensers for automotive and industrial applications. Mr. Khazani is also the co-founder and serves as financial director of the non-profit organization Women for World Health. In addition, Mr. Khazani serves on the board of Plasticos Foundation, a non-profit organization. Mr. Khazani holds a B.S. degree in accounting and an M.B.A. from National University in San Diego. We believe that Mr. Khazani’s prior service as a co-founder and Chief Financial Officer of the Company, combined with his prior industry experience, provide invaluable insight to the Company and qualify him to serve as a director.
Robert J. Majteles has been a director since November 2006 and has been our Chairman of the Board since March 2007. Mr. Majteles is the managing partner of Treehouse Capital, LLC, an investment firm he launched in 2000. Treehouse’s portfolio includes private and public companies, passive and active investments, and investment funds. Mr. Majteles often serves as an active and involved board member for the companies in Treehouse’s portfolio and is a member of the Global Investment Committee for the Global Investor, Whitehall, and Stellar Funds and is an operating partner with Oak Investment Partners, a venture capital firm, and an advisory partner with Connective Capital, a hedge fund. Prior to launching Treehouse, Mr. Majteles was the Chief Executive Officer of three different technology companies. Mr. Majteles has also been an investment banker and a mergers and acquisitions attorney. Mr. Majteles has also served on the board of Rightside, Inc., a leading provider of domain name services, since August 2014, and previously served as a board member of of iPass, Inc., a leading provider of global mobile connectivity, from 2009 through June 2015. Mr. Majteles obtained his B.A. from Columbia University in 1986 and his J.D. from Stanford University in 1989. We believe Mr. Majteles is qualified to serve as a director due to his prior executive experience at technology companies, combined with his operational oversight gained through his investments and extensive board service in numerous technology companies.
Family Relationships
There are no family relationships among any of our directors, executive officers and director nominees.
CORPORATE GOVERNANCE
Code of Ethics and Business Conduct
Our Board of Directors has adopted a Code of Ethics and Business Conduct which applies to all directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and employees. The full text of our Code of Ethics and Business Conduct is available on the Investor Relations section of our website at www.usautoparts.net which can be directly accessed at http://investor.usautoparts.net/ . We intend to disclose future amendments to certain provisions of the Code of Ethics and Business Conduct, and any waivers of provisions of the Code of Ethics and Business Conduct required to be disclosed under the rules of the SEC, at the same location on our website. The information contained in, or that can be accessed through, our website does not constitute a part of this proxy statement.
Director Independence
The Board reviewed the independence of each of our directors on the basis of the standards adopted by the NASDAQ Stock Market (“NASDAQ”). During this review, the Board considered transactions and relationships between the Company, on the one hand, and each director, members of his or her immediate family, and other entities with which he or she is affiliated, on the other hand. The purpose of this review was to determine which of such transactions or relationships were inconsistent with a determination that the director is independent under the NASDAQ Rules. After the review, the Board of Directors has determined that Messrs. Berman, Majteles, Phelps, Greyson, and Wilson and Ms. Palmer each satisfy the requirements for “independence” under the listing standards of the NASDAQ Rules.
The Board has, additionally, maintained a separation between the seats of Chairman and Chief Executive Officer since we went public in 2007 in recognition of the different demands and responsibilities of the roles and to emphasize the independence of the role of Chairman. For example, the separate roles allow us to have a Chairman focused on the leadership of the Board providing our Chief Executive Officer with the ability to focus more of his time and energy on managing our operations. The Board also meets regularly in executive session without the presence of management.

Board Oversight of Risk
The Board is responsible for overseeing our risk management but its duties in this regard are supplemented by the Audit Committee, which is responsible for discussing with management and our independent auditors policies with respect to risk assessment and risk management, including the process by which we undertake major financial and accounting risk assessment and management. The Audit Committee also oversees our corporate compliance programs, as well as the internal audit function. In addition to the Audit Committee’s work in overseeing risk management, our full Board periodically engages in discussions of the most significant risks that the Company is facing and how these risks are being managed, and the Board receives reports on risk management from senior officers of the Company and from the Chairman of the Audit Committee. The Audit Committee meets privately with our management team in order to assess the overall control environment and “tone at the top” and to provide the Audit Committee with direct feedback as to any control or oversight issues. Other committees, including the Compensation Committee, review risks relevant to their particular areas of responsibility, such as whether the compensation of executive management encourages them to take undue risk. These matters are reviewed at Board meetings as well and, if deemed necessary and appropriate, in executive session with only the independent directors present. Our management team has the primary responsibility for identifying and managing the known, material risks which could affect our operating and financial performance. At least annually, upon reviewing and establishing the financial and operating targets for the next fiscal year, the management team reviews with the full Board the key risks facing the Company during the upcoming year and the plans the Company has put in place to mitigate those risks, and the management team reviews subsets of risk on a more frequent basis with the Board.
Board Committees and Meetings
Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each committee has a written charter that is reviewed annually and revised as appropriate. A copy of each committee’s charter is available on the Investor Relations section of our website at www.usautoparts.net.
During fiscal 2015, the Board of Directors and the various committees of the Board held the following number of meetings: Board of Directors-6; Audit Committee-8; Compensation Committee-4; and Nominating and Corporate Governance Committee-4. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which they served, held during the portion of the last fiscal year for which they were directors or committee members, respectively. We do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders; however, directors are encouraged to attend all such meetings. All of our directors attended our 2015 Annual Meeting of Stockholders with the exception of Mr. Berman.
Audit Committee. Our Audit Committee consists of Messrs. Phelps, Breman, Greyson, and Majteles. Mr. Phelps is the Chairman of the Audit Committee. Our Board of Directors has determined that each member of the Audit Committee is independent under the NASDAQ Rules and Rule 10A-3 under the Exchange Act. Mr. Phelps qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The primary functions of this committee include the following:

•	meeting with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting;

•	meeting with our independent auditors and with internal financial personnel regarding these matters;

•	pre-approving audit and non-audit services to be rendered by our independent auditors;

•	appointing from time to time, engaging, determining the compensation of, evaluating, providing oversight of the work of and, when appropriate, replacing our independent auditors;

•
reviewing our financial statements and periodic reports and discussing the statements and reports with our management and independent auditors, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters;

•	reviewing our financing plans and reporting recommendations to our full Board of Directors for approval and to authorize action; and

•	administering and discussing with management and our independent auditors our Code of Ethics and Business Conduct.
Our internal financial personnel regularly meet privately with the Audit Committee and have unrestricted access to this committee. Our independent auditors report directly to the Audit Committee and they also have unrestricted access to this committee.
Compensation Committee. Our Compensation Committee consists of Messrs. Berman and Majteles and Ms. Palmer. Mr. Berman is the Chairman of our Compensation Committee. Our Board of Directors has determined that each member of the Compensation Committee is independent under the NASDAQ Rules. The primary functions of this committee include the following:

•
determining the compensation and other terms of employment of our executive officers and senior management, and reviewing and approving corporate performance goals and objectives relevant to such compensation;

•	recommending to our Board of Directors the type and amount of compensation to be paid or awarded to members of our Board of Directors;

•
evaluating and recommending to our Board of Directors the equity incentive plans, compensation plans and similar programs advisable for us, as well as modification or termination of existing plans and programs;

•	administering the issuance of stock options and other equity incentive arrangements under our equity incentive plans; and

•
reviewing and approving the terms of employment agreements, severance arrangements, change-in-control protections and any other compensatory arrangements for our executive officers and senior management.

A more detailed description of the role of the Compensation Committee, including the role of executive officers and consultants in compensation decisions, can be found under “Executive Compensation and Other Information - Compensation Discussion and Analysis” below.
Compensation Committee Interlocks and Insider Participation. The members of the Compensation Committee of our Board of Directors during fiscal 2015 were Messrs. Berman, Majteles and Ms. Palmer. None of the members of our Compensation Committee at any time has been one of our officers or employees or an officer or employee of one of our subsidiaries at any time during fiscal 2015. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers on our Board of Directors or Compensation Committee.
Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee consists of Messrs. Majteles, Phelps and Wilson. Mr. Majteles is the Chairman of our Nominating and Corporate Governance Committee. Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the NASDAQ Rules. The primary functions of this committee include the following:

•	identifying qualified candidates to become members of our Board of Directors;

•	selecting nominees for election of directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

•	selecting candidates to fill vacancies of our Board of Directors; and

•	overseeing the evaluation of our Board of Directors.

The Nominating and Corporate Governance Committee generally seeks directors with strong reputations and experience in areas relevant to the operations and strategies of the Company’s business. In connection with their recommendations regarding the size and composition of the Board, the Nominating and Corporate Governance Committee reviews the appropriate qualities and skills required of directors in the context of the then current make-up of the Board and the needs of the Company. The Nominating and Corporate Governance Committee generally identifies candidates for election to the Board of Directors; reviews their skills, characteristics and experiences; and recommends director nominees to the Board for approval. While we do not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Nominating and Corporate Governance Committee strives to nominate directors with a variety of complementary skills and backgrounds so that as a group, the Board will possess the appropriate talent, skills, insight and expertise to oversee our business. The Nominating and Corporate Governance Committee assesses each candidate’s independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business, his or her ability to think and act independently and with sound judgment, and ability and commitment to serve our and its stockholders’ long-term interests. All factors considered by the Nominating and Corporate Governance Committee are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the Nominating and Corporate Governance Committee and of the Board may change from time to time to take into account changes in our business, our future opportunities and strategic plans, and other trends, as well as the portfolio of skills and experience of current and prospective directors.
The Nominating and Corporate Governance Committee generally leads the search for and selects, or recommends that the Board select, candidates for election to the Board. Consideration of new director candidates typically involves a series of committee discussions, a review of information concerning candidates and interviews with selected candidates. The Nominating and Corporate Governance Committee may in the future engage the services of a third-party search firm to identify director candidates.
The Nominating and Corporate Governance Committee will consider candidates for directors recommended by our stockholders who meet the eligibility requirements for submitting stockholder proposals for inclusion in our next proxy statement. This committee will evaluate such recommendations applying its regular nominee criteria. Eligible stockholders wishing to recommend a director nominee must submit such recommendation in writing to the Chair, Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the Company’s address set forth on the first page of this proxy statement by the deadline for stockholder proposals set forth in the prior year’s proxy statement, specifying the following information: (a) the name and address of the nominee, (b) the name, address and phone number of the stockholder making the nomination and of the director nominee, (c) a representation that the nominating stockholder is a stockholder of record of our stock entitled to vote at the next annual meeting and intends to appear in person or by proxy at such meeting to nominate the person specified in the notice, (d) the nominee’s qualifications for membership on the Board, (e) a resume of the candidate’s business experience and educational background as well as all of the information that would be required in a proxy statement soliciting proxies for the election of the nominee as a director, (f) a description of all direct or indirect arrangements or understandings between the nominating stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to whose request the nomination is being made by the stockholder, (g) all other companies to which the nominee is being recommended as a nominee for director, and (h) a signed consent of the nominee to cooperate with reasonable background checks and personal interviews, and to serve as a director, if elected. In connection with its evaluation, the Nominating and Corporate Governance Committee may request additional information from the candidate or the recommending stockholder, and may request an interview with the candidate. The Nominating and Corporate Governance Committee has the discretion to decide which individuals to recommend for nomination as directors.
Except with respect to the three director nominees proposed by Cannell, no candidates for director nominations were submitted to the Nominating and Corporate Governance Committee by any stockholder in connection with the election of a director at the Annual Meeting. The director nominees standing for election at this Annual Meeting are current directors of the company.
Board Candidate Agreement
In March 2014, the Company entered into a Board Candidate Agreement (the “Board Candidate Agreement”) with Timothy Maguire, Maguire Financial, LP (the “Partnership”) and Maguire Asset Management, LLC (together with Mr. Maguire and the Partnership, “Maguire”). Under the Board Candidate Agreement, the Company agreed to work collaboratively with Maguire for a period of 90 days to attempt to identify and vet a suitable candidate for appointment to our Board of Directors, as the Company’s ninth director, through a process conducted, and based on criteria established, by the Nominating and Corporate Governance Committee. On June 17, 2014, the Board appointed Jay K. Greyson to serve as a Class I director of the Company. The nomination and subsequent appointment of Mr. Greyson as a director was pursuant to the terms of the Board Candidate Agreement.

Stockholder Communications to the Board
Our Board of Directors has implemented a process by which stockholders may send written communications directly to the attention of the Board, any committee of the Board or any individual Board member, care of our Corporate Secretary at 16941 Keegan Avenue, Carson, California 90746. The name of any specific intended Board recipient should be noted in the communication. Our Corporate Secretary will be primarily responsible for collecting, organizing and monitoring communications from stockholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients. Communications will be forwarded to directors if they relate to appropriate and substantive corporate or Board matters. Communications that are of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration will not be forwarded to the Board.
Policy on Stock Hedging
All directors and executive officers are prohibited from engaging in short-term or speculative transactions involving our securities, such as publicly traded options, short sales, puts and calls, and hedging transactions.
PROPOSAL TWO:
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
In September 2015, we announced that our Audit Committee appointed RSM LLP, formerly known as McGladrey LLP (“RSM”), as our independent registered public accounting firm for the fiscal year ended January 2, 2016 (“fiscal 2015”), replacing Deloitte & Touche LLP (“Deloitte”), our prior accounting firm. The Audit Committee has selected RSM to continue in this capacity for the fiscal year ending December 31, 2016 (“fiscal 2016”). We are asking our stockholders to ratify the selection by the Audit Committee of RSM as our independent auditors to audit our consolidated financial statements for fiscal 2016 and to perform other appropriate services. Stockholder ratification of the selection of RSM as our independent auditors is not required by our bylaws or otherwise. In the event that the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent accounting firm at any time if the committee feels that such a change would be in our best interests and in the best interests of our stockholders.
A representative of RSM is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.
Changes in Independent Registered Public Accounting Firm
The Audit Committee conducted a competitive selection process to determine the Company’s independent registered public accounting firm for fiscal 2015. As a result of this process, on August 28, 2015, the Audit Committee dismissed Deloitte as the Company’s independent registered public accounting firm effective immediately. Contemporaneously, the Audit Committee approved the engagement of RSM as the Company’s independent registered public accounting firm for fiscal 2015.
The reports of Deloitte on the Company’s consolidated financial statements as of and for the years ended January 3, 2015 (“fiscal 2014”) and December 28, 2013 (“fiscal 2013”) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During fiscal 2014 and fiscal 2013, and the subsequent interim period through August 28, 2015, there were no (a) disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter thereof in connection with its reports for such periods; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.
The Company provided Deloitte with a copy of the disclosures made in a Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the SEC and requested from Deloitte a letter addressed to the SEC indicating whether it agreed with such disclosures. A copy of Deloitte’s letter dated September 2, 2015 was attached as Exhibit 16.1 to the Report.

During fiscal 2014 and fiscal 2013, and during the subsequent interim period through August 28, 2015, the Company did not consult with RSM regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.
Stockholder Approval
The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy and entitled to vote at the Annual Meeting is being sought to ratify the selection of RSM as our independent registered public accounting firm for fiscal 2016.
Recommendation of Our Board of Directors
Our Board of Directors recommends that the stockholders vote “FOR” the ratification of the selection of RSM as our independent registered public accounting firm for fiscal 2016.
FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Principal Accountant Fees
The following table sets forth the fees billed to us for fiscal 2015 and fiscal 2014 by RSM:

	Fiscal 2015	Fiscal 2014
Audit Fees	$240,000	$—
Audit Related Fees	—	—
Tax Fees	—	—
Total	$240,000	$—
Audit Fees. Audit fees consisted of fees billed by RSM for professional services rendered in connection with the audit and quarterly reviews of our consolidated financial statements.
The following table sets forth the fees billed to us for fiscal 2015 and fiscal 2014 by Deloitte, our prior independent auditors:

	Fiscal 2015	Fiscal 2014
Audit Fees	$654,029	$950,000
Audit Related Fees	10,500	50,500
Tax Fees	—	—
Total	$664,529	$1,000,500
Audit Fees. Audit fees consisted of fees billed by Deloitte for professional services rendered in connection with the audit and quarterly reviews of our consolidated financial statements.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
All engagements for services by RSM and Deloitte are subject to prior approval by the Audit Committee; however, de minimis non-audit services may instead be approved in accordance with applicable SEC rules. The Audit Committee approved all services provided by RSM and Deloitte for fiscal 2015.

AUDIT COMMITTEE REPORT*
The following is the report of the Audit Committee with respect to the Company’s audited consolidated financial statements for the fiscal year ended January 2, 2016 included in the Company’s Annual Report on Form 10-K for that year.
In carrying out its responsibilities undproer the Audit Committee Charter, which is available by accessing the investor relations section of our website at http://investor.usautoparts.net/, the Audit Committee, among other things, supervises the relationship between the Company and its independent auditors, including making decisions with respect to their appointment or removal, reviewing the scope of their audit services, pre-approving audit engagement fees and non-audit services and evaluating their independence. The Audit Committee oversees and evaluates the adequacy and effectiveness of the Company’s systems of internal and disclosure controls and internal audit function. The Audit Committee has the authority to investigate any matter brought to its attention and may engage outside counsel for such purpose.
The Company’s management is responsible, among other things, for preparing the financial statements and for the overall financial reporting process, including the Company’s system of internal controls. The independent auditor’s responsibilities include (i) auditing the financial statements and expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles and (ii) auditing the financial statements and expressing an opinion on management’s assessment of, and the effective operation of, the Company’s internal control over financial reporting.
The Audit Committee met eight times during fiscal year 2015. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings include sessions with the Company’s independent auditor and management present and regular sessions without the presence of the Company’s management.
In 2015, as part of a competitive selection process, the Company replaced Deloitte as the Company’s independent auditors with RSM LLP, formerly known as McGladrey LLP. As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with management and the Company’s independent auditors, the audited financial statements of the Company for the fiscal year ended January 2, 2016. The Audit Committee discussed with the independent auditors such matters as are required to be discussed by Statement on Auditing Standards No. 16 (Communication with Audit Committees), relating to the conduct of the audit. The Audit Committee also discussed the independence of the auditors from the Company and its management, including the matters in the written disclosures the Audit Committee received from the independent auditor as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and considered the compatibility of non-audit services with the auditor’s independence.
Based on its review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2016, for filing with SEC. The Audit Committee has also selected RSM as the Company’s independent auditors for fiscal year 2016.
Submitted by the Audit Committee
of the Board of Directors:

Warren B. Phelps III, Chairman
Joshua L. Berman
Jay Greyson
Robert J. Majteles
___________________________
* The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and without regard to any general incorporation language therein.

PROPOSAL THREE:
APPROVAL OF 2016 EQUITY INCENTIVE PLAN
We are asking our stockholders to approve the U.S. Auto Parts Network, Inc. 2016 Equity Incentive Plan, or the 2016 Plan, at the Annual Meeting. The 2016 Plan was approved by our Board of Directors on March 9, 2016, subject to approval by our stockholders. The 2016 Plan is intended to be the successor to the U.S. Auto Parts Network, Inc. 2006 Equity Incentive Plan, the U.S. Auto Parts Network, Inc. 2007 Omnibus Incentive Plan and the U.S. Auto Parts Network, Inc. 2007 New Employee Incentive Plan, or collectively, the Prior Plans.
Approval of the 2016 Plan by our stockholders will allow us to grant stock options, restricted stock unit awards and other awards at levels determined appropriate by our Board or Compensation Committee. The 2016 Plan will also allow us to utilize a broad array of equity incentives and performance cash incentives in order to secure and retain the services of our employees, directors and consultants, and to provide long-term incentives that align the interests of our employees, directors and consultants with the interests of our stockholders.
Requested Shares
Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the 2016 Plan will not exceed the sum of (i) two million five hundred thousand (2,500,000) new shares, (ii) the number of unallocated shares remaining available for the grant of new awards under the Prior Plans as of the effective date of the 2016 Plan (which is equal to 3,865,836 shares as of April 4, 2016) and (iii) any Prior Plans’ Returning Shares (as defined below in “Description of the 2016 Equity Incentive Plan-Shares Available for Awards”), as such shares become available from time to time.
Based on historic grant practices, our Compensation Committee has estimated that such aggregate number of shares should be sufficient to cover awards for the next three years.
Key Plan Features
The 2016 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

•	Limited single trigger accelerated vesting upon change in control. The 2016 Plan only provides for automatic vesting of awards held by non-employee directors upon a change in control.

•
Awards subject to forfeiture/clawback. Awards granted under the 2016 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, we may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

•
Repricing is not allowed. The 2016 Plan prohibits the repricing of outstanding stock options and stock appreciation rights and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards under the 2016 Plan without prior stockholder approval.

•
No liberal change in control definition. The change in control definition in the 2016 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2016 Plan to be triggered.

•
No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the 2016 Plan must have an exercise or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•
Administration by independent committee. The 2016 Plan will be administered by the members of our Compensation Committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the NASDAQ listing standards. In addition, all of the members of the performance subcommittee of our Compensation Committee, which has been delegated certain authorities with respect to awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, are “outside directors” within the meaning of Section 162(m) of the Code.

•
Material amendments require stockholder approval. Consistent with NASDAQ rules, the 2016 Plan requires stockholder approval of any material revisions to the 2016 Plan. In addition, certain other amendments to the 2016 Plan require stockholder approval.

•
Limit on non-employee director awards and other awards. Except in extraordinary circumstances, the maximum number of shares subject to stock awards granted under the 2016 Plan or otherwise during any calendar year to any of our non-employee directors, taken together with any cash fees paid by the Company to such non-employee director during such calendar year for service on the Board, may not exceed $500,000 in total value (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes), or with respect to the calendar year in which a non-employee director is first appointed or elected to the Board, $800,000. The 2016 Plan also contains other annual per-participant limits on stock options, stock appreciation rights and performance-based stock and cash awards.

Performance-Based Awards
Approval of the 2016 Plan by our stockholders will also constitute approval of terms and conditions set forth therein that will permit us to grant stock options, stock appreciation rights and performance-based stock and cash awards under the 2016 Plan that may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. Section 162(m) of the Code disallows a deduction to any publicly held corporation and its affiliates for certain compensation paid to “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified “performance-based compensation,” are not subject to this deduction limitation. For compensation awarded under a plan to qualify as “performance-based compensation” under Section 162(m) of the Code, among other things, the following terms must be disclosed to and approved by the stockholders before the compensation is paid: (i) a description of the employees eligible to receive such awards; (ii) a per-person limit on the number of shares subject to stock options, stock appreciation rights and performance-based stock awards, and the amount of cash subject to performance-based cash awards, that may be granted to any employee under the plan in any year; and (iii) a description of the business criteria upon which the performance goals for performance-based awards may be granted (or become vested or exercisable). Accordingly, we are requesting that our stockholders approve the 2016 Plan, which includes terms and conditions regarding eligibility for awards, annual per-person limits on awards and the business criteria for performance-based awards granted under the 2016 Plan (as described in the summary below).
We believe it is in the best interests of our company and our stockholders to preserve the ability to grant “performance-based compensation” under Section 162(m) of the Code. However, in certain circumstances, we may determine to grant compensation to covered employees that is not intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code. Moreover, even if we grant compensation that is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, we cannot guarantee that such compensation ultimately will be deductible by us.
Stockholder Approval
If this Proposal Three is approved by our stockholders, the 2016 Plan will become effective as of the date of the Annual Meeting and no additional awards will be granted under the Prior Plans (although all outstanding awards granted under the Prior Plans will continue to be subject to the terms and conditions as set forth in the agreements evidencing such awards and the terms of the Prior Plans). In the event that our stockholders do not approve this Proposal Three, the 2016 Plan will not become effective and the Prior Plans will continue to be effective in accordance with their terms.

Overhang
The following table provides certain additional information regarding our equity incentive program.

As of January 2, 2016
Total number of shares of common stock subject to outstanding stock options	5,841,331
Weighted-average exercise price of outstanding stock options	$2.80
Weighted-average remaining term of outstanding stock options	6.02
Total number of shares of common stock subject to outstanding full value awards	804,358
Total number of shares of common stock available for grant under the Prior Plans (1)	3,661,554
Total number of shares of common stock available for grant under other equity incentive plans (2)	520,000
(1) Represents shares available for grant under the 2007 Omnibus Incentive Plan and 2007 New Employee Incentive Plan (2) Represents shares available for grant under the 2014 AMD Plan

As of Record Date
Total number of shares of common stock outstanding	34,674,653
Per-share closing price of common stock as reported on NASDAQ Global Select Market	$2.60
Burn Rate
The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal year 2015.

Fiscal Year 2015
Total number of shares of common stock subject to stock options granted	1,315,000
Total number of shares of common stock subject to full value awards granted	435,176
Weighted-average number of shares of common stock outstanding	33,946,230
Burn Rate	5.15%
Description of the 2016 Equity Incentive Plan
The material features of the 2016 Plan are described below. The following description of the 2016 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2016 Plan. Stockholders are urged to read the actual text of the 2016 Plan in its entirety, which is attached to this proxy statement as Annex B.
Purpose
The 2016 Plan is designed to secure and retain the services of our employees, directors and consultants, provide incentives for our employees, directors and consultants to exert maximum efforts for the success of our company and our affiliates, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock.
Successor to Prior Plans
The 2016 Plan is intended to be the successor to the Prior Plans. If the 2016 Plan is approved by our stockholders, no additional awards will be granted under the Prior Plans.

Types of Awards
The terms of the 2016 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance awards that may be settled in cash, stock, or other property.
Shares Available for Awards
Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the 2016 Plan, or the Share Reserve, will not exceed the sum of (i) the number of unallocated shares remaining available for the grant of new awards under the Prior Plans as of the effective date of the 2016 Plan and (ii) any Prior Plans’ Returning Shares (as defined below), as such shares become available from time to time. In addition, the share reserve will automatically increase on January 1st of each year, for a period of nine years, commencing on January 1, 2017 and ending on (and including) January 1, 2026, in an amount equal to one million five hundred thousand (1,500,000) shares per year; however the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares of common stock than would otherwise occur pursuant the automatic increase.
The term “Prior Plans’ Returning Shares” refer to the following shares of our common stock subject to any outstanding stock award granted under the Prior Plans: (i) any shares subject to such stock award that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to such stock award that are not issued because such stock award is settled in cash; (iii) any shares issued pursuant to such stock award that are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares; and (iv) any shares that are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award.
The following shares of our common stock will become available again for issuance under the 2016 Plan: (i) any shares subject to a stock award that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to a stock award that are not issued because such stock award is settled in cash; (iii) any shares issued pursuant to a stock award that are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares; and any shares reacquired by the Company in satisfaction of tax withholding obligations on a stock award or as consideration for the exercise or purchase price of a stock award.
Eligibility
All of our (including our affiliates’) approximately 1,153 full-time employees, 182 temporary employees, six independent directors and six consultants as of April 4, 2016 are eligible to participate in the 2016 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2016 Plan only to our employees (including officers) and employees of our affiliates.

Section 162(m) Limits
Under the 2016 Plan, subject to adjustment for certain changes in our capitalization, no participant will be eligible to be granted performance-based compensation during any calendar year more than: (i) a maximum of 2,500,000 shares of our common stock subject to stock options and stock appreciation rights whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value of our common stock on the date of grant; (ii) a maximum of 2,500,000 shares of our common stock subject to performance stock awards; and (iii) a maximum of $4,000,000 subject to performance cash awards. These limits are designed to allow us to grant awards that are intended to be exempt from the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code, and will not apply to awards that the Board determines will not be treated as performance-based compensation.
Non-Employee Director Compensation Limit
Under the 2016 Plan, the maximum number of shares of our common stock subject to stock awards granted under the 2016 Plan or otherwise during any one calendar year to any of our non-employee directors, taken together with any cash fees paid by the Company to such non-employee director during such calendar year for services on the Board, will not exceed $500,000 in total value (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to the Board, $800,000.
Administration
The 2016 Plan will be administered by our Board, which may in turn delegate authority to administer the 2016 Plan to a committee. Our Board has delegated concurrent authority to administer the 2016 Plan to our Compensation Committee, but may, at any time, revest in itself some or all of the power delegated to our Compensation Committee. Our Compensation Committee has also delegated certain authorities to our performance subcommittee with respect to awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Board and the Compensation Committee are each considered to be a Plan Administrator for purposes of this Proposal Three. Subject to the terms of the 2016 Plan, the Plan Administrator, and the performance subcommittee with respect to awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, may determine the recipients, the types of awards to be granted, the number of shares of our common subject to or the cash value of awards, and the terms and conditions of awards granted under the 2016 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the 2016 Plan.
The Plan Administrator may also delegate to one or more officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares of our common stock subject to such stock awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer. The officer may not grant a stock award to himself or herself.
Repricing; Cancellation and Re-Grant of Stock Awards
Under the 2016 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders. Such approval must be obtained within 12 months prior to such an event.
Stock Options
Stock options may be granted under the 2016 Plan pursuant to stock option agreements. The 2016 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.
The exercise price of a stock option granted under the 2016 Plan may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the 2016 Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal Three as “continuous service”) terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service (or for up to 12 months for non-employee directors). Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability or for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause (as defined in the 2016 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause and other than upon the participant’s death or disability) would be prohibited by applicable securities laws or if the sale of any common stock received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.
Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2016 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.
Stock options granted under the 2016 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the 2016 Plan may be subject to different vesting schedules as the Plan Administrator may determine.
The Plan Administrator may impose limitations on the transferability of stock options granted under the 2016 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2016 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death.
Limitations on Incentive Stock Options
The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and

•	the term of the ISO must not exceed five years from the date of grant.
Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the 2016 Plan is 15,000,000 shares.

Stock Appreciation Rights
Stock appreciation rights may be granted under the 2016 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the 2016 Plan.
Restricted Stock Awards
Restricted stock awards may be granted under the 2016 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us or any of our affiliates, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. A restricted stock award agreement may provide that any dividends paid on restricted stock will be subject to the same vesting conditions as apply to the shares subject to the restricted stock award. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.
Restricted Stock Unit Awards
Restricted stock unit awards may be granted under the 2016 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award, provided that any additional shares credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying restricted stock unit award. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us or one of our affiliates, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.
Performance Awards
The 2016 Plan allows us to grant performance stock and cash awards, including such awards that may qualify as performance-based compensation that is not subject to the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code.
A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the attainment of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by our performance subcommittee, except that the Plan Administrator also may make any such determinations to the extent that the award is not intended to qualify as performance-based compensation under Section 162(m) of the Code. In addition, to the extent permitted by applicable law and the performance stock award agreement, the Plan Administrator may determine that cash may be used in payment of performance stock awards.
A performance cash award is a cash award that is payable contingent upon the attainment of pre-determined performance goals during a performance period. A performance cash award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by our performance subcommittee, except that the Plan Administrator also may make any such determinations to the extent that the award is not intended to qualify as performance-based compensation under Section 162(m) of the Code. The Plan

Administrator may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award to be paid in cash or other property.
In granting a performance stock or cash award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, our performance subcommittee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Within the time period prescribed by Section 162(m) of the Code (no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the performance goals remains substantially uncertain), our performance subcommittee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the 2016 Plan and described below. As soon as administratively practicable following the end of the performance period, our performance subcommittee will certify in writing whether the performance goals have been satisfied.
Performance goals under the 2016 Plan will be based on any one or more of the following performance criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) user satisfaction; (xxx) stockholders’ equity; (xxxi) capital expenditures; (xxxii) debt levels; (xxxiii) operating profit or net operating profit; (xxxiv) workforce diversity; (xxxv) growth of net income or operating income; (xxxvi) billings; (xxxvii) bookings; (xxxviii) the number of users, including but not limited to unique users; (xxxix) employee retention; and (xxxx) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.
Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Our performance subcommittee (or, to the extent that an award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Plan Administrator) is authorized to make appropriate adjustments in the method of calculating the attainment of performance goals for a performance period as follows; provided, however, that to the extent that an award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any such adjustment may be made only if such adjustment is objectively determinable and specified in the award agreement at the time the award is granted or in such other document setting forth the performance goals for the award at the time the performance goals are established: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item.
In addition, our performance subcommittee (or, to the extent that an award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Plan Administrator) retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards
Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other stock awards under the 2016 Plan. The Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other stock awards.
Clawback Policy
Awards granted under the 2016 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement as the Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause.
Changes to Capital Structure
In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2016 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any participant pursuant to Section 162(m) limits; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.
Corporate Transaction
In the event of a corporate transaction (as defined in the 2016 Plan and described below), the Plan Administrator may take one or more of the following actions with respect to stock awards, contingent upon the closing or consummation of the corporate transaction, unless otherwise provided in the instrument evidencing the stock award, in any other written agreement between us or one of our affiliates and the participant or in our director compensation policy, or unless otherwise provided by the Plan Administrator at the time of grant of the stock award:

•
arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the stock award or to substitute a similar stock award for the stock award (including an award to acquire the same consideration paid to our stockholders pursuant to the corporate transaction);

•
arrange for the assignment of any reacquisition or repurchase rights held by us in respect of our common stock issued pursuant to the stock award to the surviving or acquiring corporation (or its parent company);

•
accelerate the vesting (and, if applicable, the exercisability) of the stock award to a date prior to the effective time of the corporate transaction as determined by the Plan Administrator (or, if the Plan Administrator does not determine such a date, to the date that is five days prior to the effective date of the corporate transaction), with the stock award terminating if not exercised (if applicable) at or prior to the effective time of the corporate transaction; provided, however, that the Plan Administrator may require participants to complete and deliver to us a notice of exercise before the effective date of a corporate transaction, which is contingent upon the effectiveness of the corporate transaction;

•	arrange for the lapse of any reacquisition or repurchase rights held by us with respect to the stock award;

•
cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the corporate transaction, and pay such cash consideration (including no consideration) as the Plan Administrator may consider appropriate; and

•
cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the corporate transaction, in exchange for a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the per share amount payable to holders of common stock in connection with the corporate transaction, over (B) the per share exercise price under the applicable award. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. In addition, any escrow, holdback, earnout or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of common stock.
The Plan Administrator is not required to take the same action with respect to all stock awards or portions of stock awards or with respect to all participants. The Plan Administrator may take different actions with respect to the vested and unvested portions of a stock award.
In the event of a corporate transaction, unless otherwise provided in the instrument evidencing a performance cash award or any other written agreement between us or one of our affiliates and the participant, or unless otherwise provided by the Plan Administrator, all performance cash awards will terminate prior to the effective time of the corporate transaction.
For purposes of the 2016 Plan, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of more than 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to the transaction are converted or exchanged into other property by virtue of the transaction.
Change in Control
Under the 2016 Plan, a stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control (as defined in the 2016 Plan and described below) as may be provided in the participant’s stock award agreement, in any other written agreement with us or one of our affiliates or in our director compensation policy, but in the absence of such provision, no such acceleration will occur. However, the vesting of all awards held by our non-employee directors will vest in full upon a change in control.
For purposes of the 2016 Plan, a change in control generally will be deemed to occur in the event: (i) a person, entity or group acquires, directly or indirectly, our securities representing more than 50% of the combined voting power of our then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (ii) there is consummated a merger, consolidation, or similar transaction and, immediately after the consummation of such transaction, our stockholders immediately prior thereto do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; (iii) there is consummated a sale or other disposition of all or substantially all of our consolidated assets, other than a sale or other disposition to an entity in which more than 50% of the entity’s combined voting power is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such sale or other disposition; or (iv) a majority of our Board becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the Board members or their approved successors.
Plan Amendments and Termination
The Plan Administrator will have the authority to amend or terminate the 2016 Plan at any time. However, except as otherwise provided in the 2016 Plan or an award agreement, no amendment or termination of the 2016 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent.
We will obtain stockholder approval of any amendment to the 2016 Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the 2016 Plan after the tenth anniversary of the date the 2016 Plan was adopted by our Compensation Committee.
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2016 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the 2016 Plan. The 2016 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Stock Options
The 2016 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.
If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
Restricted Stock Unit Awards
Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits

2016 Equity Incentive Plan
Name and position	Dollar value	Number of shares
Shane Evangelist	(1)	(1)

Neil Watanabe	(1)	(1)

Aaron E. Coleman	(1)	(1)

David Eisler	(1)	(1)

Joseph L. Berman	(2)	(2)

Jay K. Greyson	(2)	(2)
Fredric W. Harman	(2)	(2)

Sol Khazani	(2)	(2)

Robert J. Majteles	(2)	(2)

Barbara Palmer	(2)	(2)

Warren B. Phelps III	(2)	(2)

Bradley E. Wilson	(2)	(2)

All current executive officers as a group	(1)	(1)

All current directors who are not executive officers as a group	(2)	(2)

All employees, including all current officers who are not executive officers, as a group	(1)(2)	(1)(2)
_________________________________________________________________________________________

(1)
Awards granted under the 2016 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the 2016 Plan, and our Board and our Compensation Committee have not granted any awards under the 2016 Plan subject to stockholder approval of this Proposal Three. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the 2016 Plan, as well as the benefits or amounts which would have been received by or allocated to our executive officers and other employees for fiscal year 2015 if the 2016 Plan had been in effect, are not determinable.

(2)
Awards granted under the 2016 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the 2016 Plan. However, pursuant to our compensation policy for non-employee directors, each person who has served as a non-employee member of the Board for at least six months before the date of the annual meeting will be granted a stock option to purchase 20,000 shares of our common stock. These options will have an exercise price per share equal to the fair market value of our common stock on the date of grant and will vest over a three year period, subject to the director’s continuing service on our Board. After the date of the Annual Meeting, any such awards will be granted under the 2016 Plan if this Proposal Three is approved by our stockholders. For additional information regarding our compensation policy for non-employee directors, see the “Director Compensation” section below.

Securities Authorized for Issuance under Equity Compensation Plans
The following table provides certain information with respect to all of our equity compensation plans in effect as of January 2, 2016:

	Number of securities to be issued upon exercise of outstanding options and awards (a)	Weighted-average exercise price of outstanding options and awards (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:	6,645,689	$2.80	2,094,887	(1)
Equity compensation plans not approved by security holders:	—	—	1,566,667	(2)

Total	6,645,689	$2.80	3,661,554

___________
(1) Represents securities available for issuance under the 2007 Omnibus Incentive Plan.
(2) Represents securities available for issuance under the 2007 New Employee Plan.

Required Vote
Approval of this Proposal Three requires the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting either in person or by proxy. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.
Recommendation of Our Board of Directors
Our Board of Directors recommends that the stockholders vote “FOR” the approval of the 2016 Equity Incentive Plan.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
Executive Officers
The table below sets forth certain information regarding our current executive officers.

Name	Age	Current Position(s)
Shane Evangelist	42	Chief Executive Officer
Neil Watanabe	61	Chief Financial Officer
Aaron E. Coleman	41	Chief Operating Officer
David Eisler	38	Vice President, General Counsel and Secretary
The following is certain biographical information describing the business experience of each of our executive officers who is not a director. The biography of Mr. Evangelist appears earlier in this proxy statement. See “Proposal One: Election of Directors - Information about Directors and Nominees.”
Neil Watanabe was appointed as Chief Financial Officer in March 2015. Mr. Watanabe has over 30 years of finance, accounting and operational experience and has served as the Chief Financial Officer for both public and private national retail companies. Prior to his appointment as the Company's Chief Financial Officer, Mr. Watanabe recently served as Chief Operating Officer for National Stores, a discount department store chain that operates more than 300 locations, from May 2014 to March 2015. Prior to joining National Stores, from 2006 until May 2014, Mr. Watanabe was the Executive Vice President and Chief Financial Officer for Anna's Linens, a national textiles and home goods store that operates more than 300 locations. Mr. Watanabe, a veteran financial executive, has also served as the Chief Financial Officer for Shoe Pavilion, Elizabeth Arden Red Door Spas, Sears Health and Nutrition, PetSmart, Mac Frugal Bargain Closeout, Kay Bee Toys, and Motherhood Maternity. Mr. Watanabe began his career with Montgomery Ward and Filenes Basement. He is a graduate of the University of California, Los Angeles with a Bachelor of Arts and obtained certification as a Public Accountant in Illinois.
Aaron E. Coleman has been our Chief Operating Officer since September 2010, and was our Executive Vice President of Operations and Chief Information Officer from April 2008 until September 2010. From July 2007 to April 2008, Mr. Coleman served as Senior Vice President - Online Systems at Blockbuster Inc., which he joined as Vice President - Online Systems in March 2005. From April 2003 to March 2005, he was the Chief Technology Officer of Travelweb LLC, which is owned by priceline.com Incorporated, and was responsible for all aspects of Travelweb’s technology, including the technology for Travelweb.com and over 40 affiliate websites, as well as the booking gateway for the merchant property processing for Orbitz and priceline.com. Mr. Coleman’s prior experience also includes serving as Manager of the Customer Technology Infrastructure group at American Airlines. Mr. Coleman holds a B.A. degree in Business Administration from Gonzaga University.
David Eisler has been our Vice President, General Counsel and Secretary since June 2015. Prior to his appointment as General Counsel, Mr. Eisler served as the Vice President, General Counsel of ImaginAb, Inc., a venture-backed biotechnology company, from September 2014 to June 2015, and as the Vice President, General Counsel of Reva Medical, Inc., a publicly traded medical device company, from February 2014 to April 2014. From July 2013 to January 2014, Mr. Eisler was the Senior Vice President, General Counsel at The Active Network, Inc., the leading provider of Activity and Participant ManagementTM solutions, where he led the successful sale of the public company to a private equity firm for over $1 billion. Mr. Eisler also served as the Vice President, Senior Securities and Corporate Counsel at The Active Network, Inc. from September 2011 to July 2013. From October 2005 to September 2011, Mr. Eisler served as a corporate associate at DLA Piper LLP. Mr. Eisler also served as a corporate associate at Dorsey & Whitney LLP from September 2003 to October 2005. Mr. Eisler holds a B.B.A. from Emory University’s Goizueta Business School and a J.D. from Boston University.
Our executive officers are elected by our Board of Directors and serve at the discretion of our Board until their successors have been duly elected and qualified or until their earlier resignation or removal.

Compensation Discussion and Analysis
This section explains our executive compensation program as it relates to the “named executive officers” listed below whose 2015 compensation information is presented in the tables following this discussion in accordance with SEC rules. The primary objective of our executive compensation policies and programs is to serve our stockholders by attracting, retaining and motivating talented and qualified executives. We believe this best serves our stockholders by providing a stable management team that is focused on long-term growth and profitability without incurring undue risk.
The three key elements of the current executive compensation program are annual base salary, bonuses, and long-term, equity-based incentives. We also provide certain of our executive officers with severance and change-in-control benefits as well as limited perquisites and other personal benefits. Our discussion below contains an additional explanation of each of these elements.
In evaluating the mix of these compensation components, as well as the short-term and long-term value of the executive compensation plans, the Compensation Committee considers both the performance and skills of each executive, as well as the compensation paid to those executives in similar organizations with similar responsibilities. We focus on providing a competitive compensation package which provides significant short and long-term incentives for the achievement of measurable corporate and individual performance objectives. We focus on, among other things, the following five elements in determining compensation:

•	Competition. Compensation should reflect the competitive marketplace, so that the Company can attract, retain, and motivate key executives of superior ability who are critical to our future success.

•
Accountability for Business Performance. Compensation should be tied in part to overall Company financial performance, so our executive officers are held accountable through their compensation both in salary and in long-term incentive compensation.

•	Accountability for Individual Performance. Compensation should be tied in part to the individual’s performance to encourage and reflect individual contributions to the Company’s performance.

•
 Alignment with Stockholder Interests. Compensation should be tied in part to the Company’s stock performance through the grant of equity-based awards which serve to align our executive officer’s interests with those of our stockholders.

•
 Likelihood of Compensation Structure to Encourage Excessive Risk Taking. Compensation, while tied in part to Company financial and stock performance, should not be tied in such a way as to encourage our executive officers to take excessive risk in operating the business or consummating strategic projects designed to artificially inflate earnings or share price.

Additionally, the Board of Directors adopted, and the Company’s stockholders approved at the 2011 Annual Meeting of Stockholders, a say-on-pay policy pursuant to Section 14A - Shareholder Approval of Executive Compensation, of the Exchange Act. Every three years, stockholders are able to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement. This advisory say-on-pay resolution is non-binding on the Board of Directors, however, the Board of Directors and the Compensation Committee carefully review and consider the voting results when evaluating the Company’s executive compensation, in the applicable years when advisory votes are solicited. The Board of Directors and the Compensation Committee carefully evaluated the results of the most recent stockholder advisory vote of executive compensation, which occurred in fiscal 2014, and considered this vote to be a strong endorsement of the Company’s policies and practices and has determined to conduct its review of executive compensation consistent with past practice. Unless the Board of Directors decides to modify its policy regarding the frequency of soliciting advisory votes on the compensation of the Company’s named executives, which is currently set at every three years, the next scheduled say-on-pay vote will be at the 2017 Annual Meeting of Stockholders.
Decisions regarding executive compensation are the primary responsibility of our Compensation Committee, in consultation from time to time with the Board of Directors, management and compensation consultants. In 2007, in connection with our initial public offering, we had retained Compensia Inc. (or “Compensia”), an independent compensation consultant company, to assist us in establishing a compensation program which includes objective criteria and formalized policies with respect to the determination of compensation amounts for our executives. As part of our annual evaluation of executive compensation, we engaged Compensia each year following the initial public offering, except fiscal 2012, in order to ensure that the Company remained competitive in attracting and retaining talented executives. To assist with 2015 compensation decisions, the Chief Executive Officer prepared an assessment of the Company’s overall performance in fiscal 2014, each individual’s performance during fiscal 2014, as well as a review of how each executive’s 2015 proposed compensation compared with the executives in the peer group companies provided in Compensia’s report for fiscal 2015, and recommended to the Compensation Committee base salary amounts, annual performance goals and annual incentive compensation for all executive officers except himself based upon those goals. When making 2015 compensation decisions, the Compensation Committee reviewed this report, assessed the Chief Executive Officer with regard to his own performance and established and made the final determinations regarding compensation of our named executive officers. Our Compensation Committee utilized the services of Compensia to assist them in establishing a compensation program which includes objective criteria and formalized policies with respect to the determination of compensation amounts for our executives for fiscal 2015. Our Compensation Committee relied on Compensia’s report for fiscal 2015 to consider changes to the overall compensation for our named executive officers. Compensia’s report for fiscal 2015 noted that during 2014 both base salaries and total compensation for our named executive officers generally approximated or fell below the 25th percentile for our designated peer group. Compensia’s report for fiscal 2015 recommended the Compensation Committee consider increasing base salaries, target incentive opportunities, and equity compensation to better align with our peer group.
The components of our executive compensation program generally include (a) base salaries; (b) annual bonuses in the form of performance based cash and equity incentives; (c) in certain years, annual equity grants; and (d) long-term equity incentive opportunities. Executives also participate in employee benefit programs available to the broader employee population such as our 401(k) plan and health insurance. We also maintain a deferred compensation plan for employees of the Company earning greater than $120,000 annually, in which such employees are eligible to participate and for which the Company matches 50% of contributions up to 2% of annual base salary. Our executive compensation program is intended to provide executives with overall levels of compensation that are competitive within the e-commerce industry, as well as within a broader spectrum of companies with comparable revenues and market capitalizations.
In 2015, our Compensation Committee utilized the services of Compensia for a new compensation report. As part of best market practices the Company’s peer group for 2014 was reviewed to ensure an appropriate market comparison for 2015. Compensia and the Compensation Committee utilized the following peer group selection criteria: trailing twelve month revenues, market capitalization, employee headcount and industry. Based on the selection criteria, all of the 2014 peer group companies remained, with the exception of two companies removed due to acquisitions. Compensia recommended and the Compensation Committee approved three new peer group company additions to create a larger sample size resulting in a higher quality analysis. The peer group identified by Compensia and approved by the Compensation Committee for fiscal 2015 includes the following companies:

-	Blue Nile	-	Digital River	-	Dice Holdings
-	Internap Network Services	-	Nutrisystem	-	Perficient, Inc.
-	PetMed Express	-	QAD, Inc.	-	QuinStreet
-	Rosetta Stone	-	Angie’s List	-	Telenav
-	Demand Media	-	Ebix	-	Epiq Systems
-	IntraLinks Holdings	-	Cafe Press	-	RetailMeNot
-	RealNetworks, Inc.	-	Bazaarvoice

Elements of Executive Compensation
Base Salary
We seek to provide our senior management with a base salary appropriate to their roles and responsibilities, and salaries for named executive officers (as set forth in the table below) are established and adjusted at the discretion of the Compensation Committee. Base salaries are reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.
2015 base salaries for each named executive officer on an annualized basis were as follows:

NAME AND TITLE	2015 BASE SALARY (1)
Shane Evangelist, Chief Executive Officer	$431,375
Neil Watanabe, Chief Financial Officer (2)	$300,000
Michael Yoshida, Vice President, VP, Controller and Former Interim Chief Financial Officer (2)	$228,113
Aaron E. Coleman, Chief Operating Officer	$315,188
David Eisler, Vice President, General Counsel (3)	$235,000
Bryan P. Stevenson, Former Vice President, General Counsel (3)	$245,045
__________
(1) The base salaries shown above reflect base salaries as of January 2, 2016, except for Mr. Stevenson whose base salary is reflected as of his date of resignation on May 29, 2015.

(2) Mr. Yoshida served as Interim Chief Financial Officer through March 23, 2015. Mr. Yoshida returned to his prior position as Vice President, Controller upon appointment of Mr. Watanabe as Chief Financial Officer on March 23, 2015.

(3) Mr. Stevenson resigned as the Vice President, General Counsel on May 29, 2015, following which Mr. Eisler was appointed as Vice President, General Counsel on June 22, 2015.

Annual Incentive Bonuses
In addition to base salary, our executives are eligible to earn annual incentive bonus compensation. Our incentive bonus plan ties the level of achievement of Company annual financial performance goals to the amount of annual incentive compensation that we pay to each of our executives. These performance goals have historically incorporated a combination of revenue and EBITDA thresholds, as well as individual performance, so as to encourage the executives to maximize the generation of profitable new business as well as optimizing the profitability and performance of existing business. As a result, a significant portion of our executives’ total compensation is dependent on the degree to which we achieve these performance goals. This provides an incentive for our executives to increase our performance with respect to these measures, and in turn increase stockholder value. This combination additionally limits the incentive for executives to take undue risk to maximize their incentive compensation. Incentive bonuses are established, adjusted and given final approval by the Compensation Committee, which has full discretion to award a bonus or not. For 2015, incentive bonuses were established based upon Adjusted EBITDA goals. We define Adjusted EBITDA, a non-GAAP measure, as net income before net interest expense, income tax provision, depreciation and amortization expense and amortization of intangible assets, plus share-based compensation expense, impairment loss and restructuring costs. A reconciliation of Adjusted EBITDA to net income is provided in our Annual Report on Form 10-K.
Target incentive bonuses for our executive officers were established at approximately 20% to 80% of their respective annual base salaries in alignment with Compensia’s report for fiscal year 2015, provided that each executive officer was only eligible to receive 50% of his annual bonus eligibility in cash. The other 50% of bonus eligibility was paid out in the form of retention based restricted stock unit awards with vesting contingent on such executive officer’s continued service with the Company through February 15, 2016. The Compensation Committee determined that the grants of restricted stock unit awards were necessary as a retention mechanism given that the Company’s base salaries were well below market as compared to its peer group in 2015. The Company fell short of its fiscal 2015 Adjusted EBITDA goals, therefore the cash portion of our named executive officers’ annual incentive bonuses were not paid.

Total target incentive/retention bonuses and actual bonuses paid for fiscal 2015 were as follows:

	TARGET BONUS	BONUS PAID/GRANTED
NAME AND TITLE	CASH	CASH	STOCK (1)
Shane Evangelist	$345,100	$—	$171,798
Chief Executive Officer
Neil Watanabe	$150,000	$—	$75,001
Chief Financial Officer (2)
Michael Yoshida	$57,000	$—	$28,375
Vice President, Controller (2)(3)
Aaron E. Coleman	$157,594	$—	$78,453
Chief Operating Officer
David Eisler	$70,500	$—	$34,935
Vice President, General Counsel (4)
Bryan P. Stevenson	$73,513	$—	$36,596
Former Vice President, General Counsel (3)(4)
__________
(1) The amounts shown represent the aggregate grant date fair value of the restricted stock unit awards as computed in accordance with FASB ASC Topic 718. Fair value is calculated using the closing price on the grant date as if these awards were vested and issued on the grant date. See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Critical Accounting Policies and Estimates” and “Note 7 to the Consolidated Financial Statements - Stockholders Equity and Share-based Compensation” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2016.

(2) Mr. Yoshida served as Interim Chief Financial Officer through March 23, 2015. Mr. Yoshida returned to his prior position as Vice President, Controller upon appointment of Mr. Watanabe as Chief Financial Officer on March 23, 2015.
(3) Excludes 5,609 restricted stock unit awards granted to Mr. Yoshida and 4,671 restricted stock units granted to Mr. Stevenson for retention purposes.
(4) Mr. Stevenson resigned as the Vice President, General Counsel on May 29, 2015, following which Mr. Eisler was appointed as Vice President, General Counsel on June 22, 2015. No restricted stock units vested for Mr. Stevenson due to his resignation from the Company.
Long-Term Equity Compensation
We believe that long-term performance of the Company is achieved through an ownership culture that encourages long-term performance by our executive officers through the use of equity-based awards, and have established equity incentive plans to provide our employees, including our executive officers, with incentives to help align those employees’ interests with the interests of stockholders. We do not have specific ownership percentage requirements for our executive officers, but in making additional awards, the Compensation Committee takes into consideration the ownership percentages of the executive officers of our peer group companies, as well as the balance between vested and unvested options and restricted stock unit awards held by the executive. All grants are made at the fair market value of the Company’s stock on the date of grant. Our Chief Executive Officer makes recommendations on equity awards to the Compensation Committee except with respect to his own equity awards which recommendations are made by the Chairman of the Compensation Committee. Following recommendation, the Compensation Committee considers the proposed grants. Annual grants for executives are generally reviewed in January of each year. If the hire date of an employee who is not an executive officer does not occur at the time of a Compensation Committee meeting, we may credit the employee with vesting time retroactive to hire date, but the exercise price of the option is always equal to the fair market value on the date of grant, no matter the vesting schedule. Initial grants for executive officer options are generally granted at the time of hire.

From time-to-time, we may grant equity based awards that vest based on the achievement of certain operational performance goals, which we believe help create incentives to help align our employees’ interests with the interests of stockholders. If such operational performance or goal is not met, then such awards would be forfeited. From time to time, we may also grant restricted stock units that vest based on continued service through a future service date with the Company to further promote retention of key employees. The awards have no value to the executive unless the executive remains employed with the Company for the full vesting period, and will be canceled if the executive terminates or retires within the vesting period. In 2015, certain retention based restricted stock units were granted to our named executive officers in lieu of fifty percent of such executive’s cash bonus eligibility. See “Compensation Discussion and Analysis - Annual Incentive Bonuses” for further details. In addition, Mr. Yoshida was granted 5,609 restricted stock unit awards for retention purposes and for his additional duties as Interim Chief Financial Officer, and Mr. Stevenson was granted an 4,671 restricted stock units for retention purposes, in each case, in addition to the retention based restricted stock units referred to above.
Equity awards are a critical component of our compensation philosophy, the focal point of which is to increase long-term stockholder value. We believe stock options and restricted stock unit awards help us achieve this objective in several important ways: by aligning the employees’ interests with those of our stockholders, by motivating employees’ performance toward our long term success and by encouraging our executives and employees who have received option grants to continue their employment with us.
Compensia’s report for fiscal 2015 recommended the Company issue the named executive officer’s equity compensation at market levels as a retentive measure and consistent with market practices. The Compensation Committee considered the amount of unvested equity, the Company’s stock price, the executive’s total potential equity ownership and individual performance, and market retention value based on peer group data. Based on those factors and the recommendation of Compensia, the Compensation Committee issued our named executive officers new annual stock option awards during fiscal 2015 in addition to the restricted stock units referenced under “-Annual Incentive Bonuses” above.
In addition, with respect to Mr. Evangelist’s equity grants for 2015, the Compensation Committee considered the grant of stock options Mr. Evangelist received to purchase shares of common stock of AutoMD, Inc. (“AutoMD”), a controlled subsidiary of the Company. Both the Board of Directors of the Company and the Board of Directors of AutoMD approved the option grant made in respect of Mr. Evangelist’s services to AutoMD. In particular, Mr. Evangelist led the successful capital fundraising efforts of AutoMD during 2014, pursuant to which AutoMD raised $7.0 million from outside investors.
Equity compensation granted to the named executive officers and its grant date fair values are presented in the compensation tables, below.
Other Compensation
The Compensation Committee may determine or the Chief Executive Officer may recommend from time to time that an executive officer has performed in a manner that should be rewarded with a “spot” or extraordinary bonus. For example, in 2014, Mr. Stevenson was paid a one-time spot bonus of $5,000 upon the successful completion of certain projects in 2014 and the amount is reflected in the table under “Compensation Disclosure and Analysis - Summary Compensation Table” below. No such bonuses were paid in fiscal 2015. Finally, our executive officers are eligible to receive the same benefits, including non-cash group life and health benefits, as well as a Company match of 50% of contributions to the Company’s 401(k) up to 6% of salary, that are available to all employees, plus a Company match of 50% of contributions to the Company’s non-qualified deferred compensation plan up to 2% of salary. Certain additional benefits are also provided to some of our executives such as a car allowance and payment of health insurance premiums, but each on a case-by-case basis.
Likelihood of Compensation Structure to Encourage Excessive Risk Taking
After a thorough review of the Company’s compensation policies as they apply to all employees and more specifically the executive officers, the Compensation Committee believes that the policies do not encourage unnecessary risk taking and the impact of risk that may be encouraged by the policies would not present a material adverse impact to the Company. We provide base salaries to provide stability and predictability of monthly income, and provide incentive cash or stock bonuses and long-term equity grants to encourage focus on profitability, growth and long term value of the Company.
Pension Benefits
We do not have any qualified or non-qualified defined benefit plans.
Non-Qualified Deferred Compensation

We have a non-qualified defined contribution plan that was established in January 2010; employees earning greater than $120,000 are currently eligible to participate in the plan. The plan utilizes a rabbi trust for protection of its assets, although in the event of bankruptcy the plan could become a general unsecured creditor of the Company. Participants may contribute up to 90% of their annual base salary and up to 100% of bonus awards and the Company matches 50% of contributions up to 2% of salary.
Equity Compensation Plans
We have shares of our common stock reserved for future issuance under three equity compensation plans, the 2006 Equity Incentive Plan, the 2007 Omnibus Incentive Plan, and the 2007 New Employee Incentive Plan.
2006 Equity Incentive Plan
Our 2006 Equity Incentive Plan (the “2006 Incentive Plan”) was adopted by our Board of Directors and approved by our stockholders in March 2006. A total of 4,365,340 shares of our common stock were previously reserved for issuance under the 2006 Incentive Plan. Under the 2006 Incentive Plan, we were authorized to grant to officers and other employees options to purchase shares of our common stock intended to qualify as incentive stock options, as defined under Section 422 of the Internal Revenue Code of 1986, and to grant to employees, consultants or independent advisors options that do not qualify as incentive stock options under the Internal Revenue Code. All options granted under the 2006 Incentive Plan have terms not exceeding ten years and are immediately exercisable but vest over time. Options granted under the 2006 Incentive Plan are not transferable by the recipient except by will or by the laws of descent and distribution. As of April 4, 2016, options to purchase 56,700 shares of our common stock were outstanding under the 2006 Incentive Plan at a weighted average exercise price of $11.68 per share. No options have been granted under the 2006 Incentive Plan after September 30, 2006, and all outstanding options which were previously granted under the 2006 Incentive Plan are governed by the terms and conditions of this plan.
2007 Omnibus Incentive Plan
We adopted the 2007 Omnibus Incentive Plan (the “2007 Omnibus Plan”) in January 2007, which became effective on February 8, 2007, the effective date of the registration statement filed in connection with our initial public offering. Under the 2007 Omnibus Plan, the Company was previously authorized to issue 2,400,000 shares of common stock under various instruments plus an automatic annual increase on the first day of each of the Company’s fiscal years beginning on January 1, 2008 and ending on January 1, 2017 equal to (i) the lesser of (A) 1,500,000 shares of Common Stock or (B) five percent (5%) of the number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year or (ii) such lesser number of shares of Common Stock as determined by the Company’s board of directors. Options granted under the 2007 Omnibus Plan generally expire no later than ten years from the date of grant and generally vest over a period of four years. The exercise price of all option grants are equal to 100% of the fair market value on the date of grant. The 2007 Omnibus Plan allows for the grant of options to purchase common stock to non-employee directors. During 2015 we granted an aggregate of 435,000 restricted stock units and 1,315,000options to purchase share of common stock under the 2007 Omnibus Plan, which reduced the shares of common stock reserved for future issuance under the 2007 Omnibus Plan. As of April 4, 2016, 983,678 restricted stock units (including 571,814 performance based restricted stock units) were outstanding under the 2007 Omnibus Plan and options to purchase 6,375,130 shares of our common stock were outstanding under the 2007 Omnibus Plan at a weighted average exercise price of $2.72 per share. As of April 4, 2016, 2,299,169 shares of our common stock are reserved for future issuance under the 2007 Omnibus Plan.
2007 New Employee Incentive Plan
We adopted the 2007 New Employee Incentive Plan (the “2007 New Employee Plan”) in October 2007. Under the 2007 New Employee Plan, the Company is authorized to issue 2.0 million shares of common stock under various instruments solely to new employees. Options granted under the 2007 New Employee Plan generally expire no later than ten years from the date of grant and generally vest over a period of four years. The exercise price of all option grants must be equal to 100% of the fair market value on the date of grant. As of April 4, 2016, no options to purchase shares of our common stock were outstanding under the 2007 New Employee Plan and 1,566,667 shares of our common stock are reserved for future issuance under the 2007 New Employee Plan.
AutoMD 2014 Equity Incentive Plan
AutoMD, our controlled subsidiary, adopted the AutoMD 2014 Equity Incentive Plan (the “2014 AutoMD Plan”) in November 2014. Under the 2014 AutoMD Plan, AutoMD is authorized to issue up to 1,950,000 shares of common stock of AutoMD under various instruments solely to employees, consultants and directors of AutoMD. Options granted under the 2014

AutoMD Plan generally expire no later than ten years from the date of grant and generally vest over a period of four years. The exercise price of all option grants must be equal to 100% of the fair market value on the date of grant. As of April 4, 2016, 1,410,000 options to purchase shares of AutoMD common stock were outstanding under the 2014 AutoMD Plan and 540,000 shares of AutoMD common stock are reserved for future issuance under the 2014 AutoMD Plan.
Employment Contracts and Termination of Employment and Change of Control Arrangements
Employment Agreements with Named Executive Officers
In February 2014, the Company amended and restated the Employment Agreements with Mr. Evangelist, Mr. Coleman and Mr. Stevenson, the Company’s Chief Executive Officer, Chief Operating Officer, and Former Vice President, General Counsel. In March 2015, the Company entered into an Employment Agreement with Neil Watanabe, the Company’s Chief Financial Officer, and in June 2015, the Company entered into an Employment Agreement with David Eisler, the Company’s VP, General Counsel. Pursuant to the Employment Agreements, the following provisions apply upon a termination of an executive officer’s employment with the Company:

•
Upon an executive officer’s termination or resignation for any reason, all stock options granted to such officer that are outstanding on the date of such termination or resignation shall remain exercisable until the earlier of (i) the expiration date set forth in the applicable stock option agreement or (ii) the expiration of one year measured from the date of such termination or resignation;

•
In the event of a death of a named executive officer or in the event an executive officer’s employment is terminated by the Company without “cause” as defined in the Employment Agreement or such officer resigns for “good reason” as defined in the Employment Agreement, he will be entitled to severance benefits consisting of, among other things, (i) (x) in the case of Messrs. Evangelist, Watanabe and Coleman, continuation of annual base salary for a period of one year following termination (provided however that if Mr. Watanabe or Mr. Coleman obtain other employment, then their respective severance payment shall be reduced after the first six months of the severance period by any amounts received from their new employer for the balance of the severance period), and (y) in the case of Messrs. Eisler and Stevenson, continuation of annual base salary for a period of six months following termination (provided however that if Mr. Eisler is terminated without cause or resigns for good reason in connection with a change in control, as defined in the 2007 Omnibus Plan, Mr. Eisler shall be entitled to a severance period of one year, provided further that that if Mr. Eisler obtains other employment, then his severance payment shall be reduced after the first six months of the severance period by any amounts received from his new employer for the balance of the severance period), (ii) any unpaid annual target bonus for the fiscal year prior to the year of such termination or resignation (in an amount equal to the bonus percentage accrued by the Company pursuant to generally accepted accounting principles), (iii) a pro-rated portion of his target bonus for the year in which his employment was terminated or he resigned (in an amount equal to the bonus percentage accrued by the Company pursuant to generally accepted accounting principles), and (iv) except in the case of death, reimbursement for his COBRA payments for health insurance benefits for a period of one year; and

•
In the event a named executive officer’s employment is terminated by the Company without cause or such executive officer resigns for good reason within three months before, and ending twelve months following, a change in control, the vesting of all equity compensation awards, including all stock option awards, that are outstanding as of the date of such termination or resignation, shall accelerate in full (except with respect to any restricted stock units granted to such executive officer).

On May 29, 2015, Mr. Stevenson resigned from the Company.
Restricted Stock Unit Agreements with Named Executive Officers
In addition, the Company has previously granted restricted stock unit awards to its named executive officers, pursuant to which the unvested portion of such awards accelerate in full in the event such executive officer’s employment is terminated by the Company without cause or such executive officer resigns for good reason at any time.
AutoMD Stock Option Agreement with Mr. Evangelist
On February 16, 2015, AutoMD, a controlled subsidiary of the Company, entered into a stock option agreement with Mr. Evangelist (the “AutoMD Option Agreement”), pursuant to which Mr. Evangelist received stock options to purchase 975,000 shares of common stock of AutoMD. Under the AutoMD Option Agreement, if Mr. Evangelist no longer provides service to

AutoMD for any reason, all of his AutoMD stock options then outstanding on the date of such termination or resignation shall remain exercisable until the earlier of (i) the expiration date set forth in the applicable stock option agreement or (ii) the expiration of one year measured from the date of such termination or resignation. Notwithstanding the preceding sentence, and in lieu of the foregoing, if Mr. Evangelist no longer provides service to AutoMD as a result of a termination without cause (as defined under the 2014 AutoMD Plan) or a resignation for good reason (as defined in his employment agreement with the Company), all of his AutoMD stock options then outstanding on the date of such termination or resignation shall remain exercisable until the earlier of (i) the expiration date set forth in the applicable stock option agreement or (ii) the expiration of two years measured from the date of such termination or resignation.
In addition, under the AutoMD Option Agreement, upon a change in control of AutoMD (as defined in the 2014 AutoMD Plan), the vesting and exercisability of all of Mr. Evangelist’s then unvested AutoMD stock options shall be accelerated in full.
Tax and Accounting Impact of Executive Compensation
Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid to the chief executive officer and to each of the three other most highly compensated officers of a public company (other than the chief financial officer) to $1 million per year. However, compensation that is considered qualified “performance-based compensation” generally does not count toward the $1 million deduction limit.
The Company annually reviews the compensation paid to its Chief Executive Officer and each of the three other most highly compensated officers to determine the deductibility of compensation under Section 162(m). Base salary, by its nature, does not qualify as performance-based under Section 162(m). The Company’s grants of performance-based stock and annual cash bonus payments may qualify as performance-based compensation.
For 2015, the Company believes all compensation paid to its executives is fully deductible by the Company without regard to Code Section 162(m).
Summary Compensation Table
The following table sets forth information regarding the compensation earned or awarded during the fiscal years ended January 2, 2016, January 3, 2015 and December 28, 2013 by our “named executive officers,” except fiscal 2013 information for Mr. Yoshida is not provided because he was not a “named executive officer” during that year.

Name and Title	Fiscal Year	Salary	Bonus(1)	Restricted Stock Awards(2)	Option Awards(3)	All Other Compensation (4)		Total
Shane Evangelist	2015	431,375	—	171,798	619,223	(5)	39,220	1,261,616
Chief Executive Officer	2014	425,000	—	635,644	237,740		37,739	1,336,123
	2013	425,000	—	—	126,621		36,711	588,332
Neil Watanabe (6) Chief Financial Officer	2015	300,000	—	140,401	385,619		30,489	856,509
Michael Yoshida (6)	2015	228,112	—	41,220	71,682		12,734	353,748
VP, Controller and Former Interim Chief Financial Officer	2014	230,005	—	20,300	—		12,268	263,573
Aaron E. Coleman	2015	315,188	—	78,453	59,735		38,209	491,585
Chief Operating Officer	2014	306,375	—	448,905	148,588		36,617	940,485
	2013	300,000	37,500	—	171,258		36,024	544,782
David Eisler (7) Vice President, General Counsel	2015	235,000	—	34,935	164,079		5,538	439,552
Bryan P. Stevenson (7)	2015	245,045	—	47,293	35,841		10,192	338,371
Former Vice President, General	2014	238,766	5,000	32,480	148,588		20,156	444,990
Counsel	2013	230,410	27,281	—	164,102		14,092	435,885
__________
(1) During the first two quarters of fiscal 2013, the Company paid retention bonuses to Messrs. Coleman and Stevenson. Such bonuses were paid to Messrs. Coleman and Stevenson only as a retentive measure to ensure their continued employment with the Company. The Company also paid a one-time spot bonuses of $10,000 and $5,000 to Mr. Stevenson upon the successful completion of certain projects in 2013 and 2014, respectively, which are included in the bonus amount above.

(2) The amounts shown represent the aggregate grant date fair value of restricted stock awards as computed in accordance with FASB ASC Topic 718. Fair value is calculated using the closing price on the grant date as if these awards were vested and issued on the grant date. See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Critical Accounting Policies and Estimates” and “Note 7 to the Consolidated Financial Statements - Stockholders Equity and Share-based Compensation” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2016.
(3) The amounts shown represent the aggregate grant date fair value of option awards as computed in accordance with FASB ASC Topic 718. For valuation assumptions, see our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Critical Accounting Policies and Estimates” and “Note 7 to the Consolidated Financial Statements - Stockholders Equity and Share-based Compensation” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2016.
(4) The table below shows the components of “All Other Compensation” for the named executive officers.
(5) The amount shown for Mr. Evangelist’s 2015 option awards consist of $89,603 of the Company’s options awarded under the 2007 Omnibus Incentive Plan and $529,620 of AutoMD’s options awarded under the 2014 AutoMD Plan.
(6) Mr. Yoshida served as Interim Chief Financial Officer through March 23, 2015. Mr. Yoshida returned to his prior position as Vice President, Controller upon appointment of Mr. Watanabe as Chief Financial Officer on March 23, 2015.
(7) Mr. Stevenson resigned as the Vice President, General Counsel on May 29, 2015, following which Mr. Eisler was appointed as Vice President, General Counsel on June 22, 2015.
Fiscal 2015 All Other Compensation Table

Name	Automobile Allowance	401(k) employer contribution	Deferred compensation, employer portion	Health insurance premiums	Total
Shane Evangelist	15,000	—	4,313	19,907	39,220
Neil Watanabe	9,000	3,288	2,192	16,009	30,489
Michael Yoshida	—	7,184	2,395	3,156	12,735
Aaron E. Coleman	12,000	3,151	3,151	19,907	38,209
David Eisler	—	1,763	1,085	2,691	5,539
Bryan P. Stevenson	—	2,120	—	8,072	10,192
Grants of Plan-Based Awards
All plan-based awards granted to our named executive officers during 2015 were non-qualified stock options or restricted stock unit awards granted under our 2007 Omnibus Plan except as noted below. Except as otherwise indicated below, the exercise price per share of each option granted to our named executive officers is equal to the closing sales price of a share of our common stock, as reported by the NASDAQ Stock Market, on the date of the stock option grant. The per share amounts represent the grant date fair value of such option awards as computed in accordance with FASB ASC Topic 718. See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies and Estimates” and “Note 7 to the Consolidated Financial Statements - Stockholders Equity and Share-based Compensation” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2016. Grants made to our named executive officers during fiscal year 2015 were as follows:

			All Other Stock Awards (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Award	Grant date
Shane Evangelist	(1)	1/29/15	75,021	—	—	171,798
	(2)	1/29/15	—	75,000	2.29	89,603
	(3)	1/29/15	—	975,000	1.00	529,620
Neil Watanabe (5)	(1)	3/23/15	34,404	—	—	75,001
	(4)	3/23/15	30,000	—	—	65,400
	(2)	3/23/15	—	335,000	2.18	385,619
Michael Yoshida (5)	(1)	1/29/15	18,000	—	—	41,220
	(2)	1/29/15	—	60,000	2.29	71,682
Aaron E. Coleman	(1)	1/29/15	34,259	—	—	78,453
	(2)	1/29/15	—	50,000	2.29	59,735
David Eisler (6)	(1)	6/23/15	15,666	—	—	34,935
	(2)	6/23/15	—	135,000	2.23	164,079
Bryan P. Stevenson (6)	(7)	1/29/15	20,652	—	—	47,293
	(7)	1/29/15	—	30,000	2.29	35,841
__________
(1) This restricted stock unit award represents the restricted stock units granted by the Company in lieu of fifty percent (50%) of such executive’s target bonus eligibility. The restricted stock unit award became fully-vested on February 15, 2016 in accordance with its terms.

(2) This option award shall vest 25% on the first anniversary of the grant date, and the remainder of which shall vest in equal monthly installments thereafter over the subsequent three years, subject to such executive’s service to the Company through such dates.
(3) Mr. Evangelist was granted stock options to purchase shares of AutoMD common stock under the 2014 AutoMD Plan, 25% of which vest on the first anniversary of the grant date, and the remainder of which vest in equal monthly installments thereafter over three years, subject to Mr. Evangelist’s service to AutoMD through such dates. AutoMD is a controlled subsidiary of the Company. The exercise price per share of the AutoMD options were determined by the Board of Directors of AutoMD based on the fair market value on such date. $100,000 of such AutoMD options were incentive stock options and the remainder of such options were non-qualified stock options in accordance with the terms of the 2014 AutoMD Plan and related option agreement.
(4) Mr. Watanabe was granted this restricted stock unit award in connection with his initial employment with the Company. This restricted stock unit award vests in full on March 23, 2017.
(5) Mr. Yoshida served as Interim Chief Financial Officer through March 23, 2015. Mr. Yoshida returned to his prior position as Vice President, Controller upon appointment of Mr. Watanabe as Chief Financial Officer on March 23, 2015.
(6) Mr. Stevenson resigned as the Vice President, General Counsel on May 29, 2015, following which Mr. Eisler was appointed as Vice President, General Counsel on June 22, 2015.
(7) The restricted stock unit award represents the restricted stock units granted by the Company in lieu of fifty percent (50%) of Mr. Stevenson’s target bonus eligibility. In connection with Mr. Stevenson’s resignation, the options and restricted stock unit awards granted to Mr. Stevenson in 2015 were forfeited by Mr. Stevenson since the awards were unvested on the date of resignation.
Outstanding Equity Awards at Fiscal Year-End
The following table presents the outstanding equity awards held by each of the named executive officers as of January 2, 2016. Except as otherwise indicated below, each award was granted under the 2007 Omnibus Plan and vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 36 equal monthly installments thereafter, subject in each case to such executive’s continued service through such date.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares of stock that have not vested (#)		Market value of shares of stock that have not vested ($)(4)
Shane Evangelist	1/29/2015	—	75,000		2.29	1/28/2025
	1/29/2015	—	975,000	(1)	1.00	1/28/2025
	2/14/2014	91,666	108,334		2.03	2/13/2024
	9/10/2013	120,535	93,750		0.9866	9/9/2023
	5/15/2008	250,000	—		3.72	5/14/2018
	1/05/2009	500,000	—		1.59	1/4/2019
	1/29/2015						75,021	(2)	221,312
Neil Watanabe (5)	3/23/2015	—	335,000		2.18	3/22/2025	—		—
	3/23/2015						34,404	(2)	101,492
	3/23/2015						30,000	(3)	88,500
Michael Yoshida (5)	1/29/2015	—	60,000		2.29	1/28/2025
	9/10/2013	20,088	15,625		0.9866	9/9/2023
	11/7/2013	23,437	21,563		2.44	11/6/2023
	1/29/2015						18,000	(2)	53,100
Aaron E. Coleman	1/29/2015	—	50,000		2.29	1/28/2025
	9/10/2013	56,248	43,750		0.9866	9/9/2023
	2/14/2014	57,291	67,709		2.03	2/13/2024
	1/05/2009	125,000	—		1.59	1/4/2019
	1/29/2015						34,259	(2)	101,064
David Eisler (6)	6/23/2015	—	135,000		2.23	6/22/2025
	6/23/2015						15,666	(2)	46,215
Bryan P. Stevenson (6)	9/10/2013	8,928	—		0.9866	9/9/2023
	2/14/2014	39,062	—		2.03	2/13/2024
__________
(1) Represents stock options to purchases shares of common stock of AutoMD under the 2014 AutoMD Plan, 25% of which vest on the first anniversary of the grant date, and the remainder of which will vest in equal monthly installments thereafter over three years.

(2) 100% of the time-based restricted stock units vested on February 15, 2016.
(3) 100% of the time-based restricted stock units vest in full on March 23, 2017.
(4) The market value of the unvested restricted stock awards is calculated by multiplying the number of units by the closing price of our common stock at January 2, 2016, which was $2.95.
(5) Mr. Yoshida served as Interim Chief Financial Officer through March 23, 2015. Mr. Yoshida returned to his prior position as Vice President, Controller upon appointment of Mr. Watanabe as Chief Financial Officer on March 23, 2015.
(6) Mr. Stevenson resigned as the Vice President, General Counsel on May 29, 2015, following which Mr. Eisler was appointed as Vice President, General Counsel on June 22, 2015. In connection with Mr. Stevenson’s resignation, any unvested options and restricted stock unit awards were forfeited by Mr. Stevenson on the date of resignation.

Option Exercises and Stock Vested in Fiscal 2015
The following table sets forth the number of shares acquired upon the vesting of common stock by each named executive officer during fiscal 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (1)(2)
Shane Evangelist	—	—	313,125	810,413
Michael Yoshida	—	—	10,000	25,800
Aaron Coleman	—	—	163,500	469,930
Bryan Stevenson	5,952	10,496	16,000	41,280
__________
(1) The value realized on vesting is determined by multiplying (x) the number of shares that vested during 2015, times (y) the closing price of our common stock on NASDAQ on the applicable vesting date.

(2) Includes shares cancelled to satisfy tax withholding obligations.
Nonqualified Deferred Compensation
The following table shows for fiscal 2015 certain information regarding nonqualified deferred compensation benefits for the named executive officers:

Name	Executive Contributions in 2015	Company Contributions in 2015 (1)	Aggregate Earnings (Losses) in 2015 (2)	Aggregate Withdrawals / Distributions	Aggregate Balance at January 2, 2016
Shane Evangelist	$8,626	$4,313	$(1,882)	(20,882)	$52,060
Neil Watanabe	4,385	2,192	(268)	—	6,309
Michael Yoshida	11,973	2,395	(2,291)	(8,418)	56,790
Aaron E. Coleman	6,302	3,151	(1,762)	(22,914)	39,885
David Eisler	2,169	1,085	(10)	—	3,244
Bryan P. Stevenson	—	—	—	(18,375)	—
__________
(1) All Company contributions have also been included under “All Other Compensation” in the Summary Compensation Table above.

(2) Aggregate annual earnings have not been included in the Summary Compensation Table above.
The Board of Directors determined that it is appropriate for retention of our executives to implement a deferred compensation plan so that employees earning greater than $120,000 annually could make contributions to their retirement in addition to those allowed under our 401(k) plan, which has required deferrals to be returned to certain employees who contributed more than 401(k) discrimination testing will allow under certain circumstances. The deferred compensation plan allows participants to defer as much as 90% of salary and 100% of any bonuses, and the Company matches 50% of any employee contributions, up to a maximum of 2% of salary and credited to the account at the end of each year. Company contributions vest over a 3-year period. The participant can elect to have contributions paid out at a date certain or upon retirement from the Company. Account balances can be paid out in lump sum or installments upon retirement or disability of the participant, but lump-sum payouts are mandatory upon termination of employment or death; change of control; or an “in-service” or date certain payout. The plan is funded through the purchase of company owned life insurance through a rabbi trust, and each participant is granted a death benefit of 3 times his or her salary. Total participant deferrals and Company contributions into the plan were $46,950 for the year ended January 2, 2016 including the amounts set forth in the table above.

Potential Payments upon Termination or Change in Control
The table below describes the potential payments or benefits to our named executive officers upon termination of employment due to death or disability, a termination by us without cause, or a resignation by the executive officer with good reason, in each case, as if each executive’s employment terminated as of January 2, 2016:

Name	Salary(1)		Bonus (1)(2)	RSU’s (Accelerated Vesting)(3)	Options (Accelerated Vesting)(1)(4)(5)	Cobra(1)	Auto(1)	PTO	Deferred Compensation Plan(6)	Total
Shane Evangelist	431,375		—	221,312	333,236	20,807	15,000	58,069	52,060	1,131,859
Neil Watanabe (7)	300,000		—	189,992	257,950	20,807	9,000	14,278	4,206	796,233
Mike Yoshida (7)	—		—	—	—	—	—	22,666	—	22,666
Aaron E. Coleman	315,188		—	101,064	181,191	20,807	12,000	42,429	39,885	712,564
David Eisler (8)	235,000	(9)	—	46,215	97,200	6,712	—	9,032	2,163	396,322
Bryan P. Stevenson (8)	—		—	—	—	—	—	34,834	—	34,834
(1)See the terms of such named executive officer officer’s employment agreement as further described under “Executive Compensation and Other Information - Employment Contracts and Termination of Employment and Change of Control Arrangements - Employment Agreements with Named Executive Officers”.
(2)As of January 2, 2016, the Company had not accrued any cash bonuses for the executive officers under the 2015 Annual Incentive Plan.
(3)Calculated based on a share price of $2.95, the closing price of our common stock on December 31, 2015 (the last trading day of the fiscal year). See “Executive Compensation and Other Information - Employment Contracts and Termination of Employment and Change of Control Arrangements - Restricted Stock Unit Agreements with Named Executive Officers” for additional information. The stock-based compensation expense recorded for financial statement reporting purposes may differ from the amount reported in this column.
(4)Acceleration of Company options requires a termination without cause or resignation for good reason in connection with a change in control transaction. Calculated using the “in-the money” (intrinsic) value of options that would become exercisable on January 2, 2016 based on the fair market value of our common stock on that date by multiplying (i) the difference between $2.95, the closing price of our common stock on December 31, 2015 (the last trading day of the fiscal year) and the applicable exercise price of each option, by (ii) the number of unvested and accelerated options. The stock-based compensation expense recorded for financial statement reporting purposes may differ from the amount reported in this column.
(5)With respect to Mr. Evangelist, (i) the value of accelerated unvested stock option awards previously granted to Mr. Evangelist by the Company represents $333,236; and (ii) the value of accelerated unvested stock option awards previously granted to Mr. Evangelist by AutoMD under the 2014 AutoMD Plan represents $0 based on an AutoMD share price of $1.00 per share as of January 2, 2016 , which such acceleration of vesting could occur under certain circumstances in connection with a change in control transaction involving U.S. Auto Parts Network, Inc.
(6)Amounts under the Deferred Compensation Plan accelerate solely upon a change in control transaction.
(7)Mr. Yoshida served as Interim Chief Financial Officer through March 23, 2015. Mr. Yoshida returned to his prior position as Vice President, Controller upon appointment of Mr. Watanabe as Chief Financial Officer on March 23, 2015.
(8)Mr. Stevenson resigned as the Vice President, General Counsel on May 29, 2015, following which Mr. Eisler was appointed as Vice President, General Counsel on June 22, 2015. Amounts for Mr. Stevenson reflect the amounts received on May 29, 2015, the date of his resignation.
(9)Fifty-percent of this amount requires a termination without cause or resignation for good reason in connection with a change in control transaction.

Director Compensation
The compensation and benefits for service as a member of the Board of Directors is determined by our Board of Directors. Directors employed by us or one of our subsidiaries are not compensated for service on the Board or on any committee of the Board; however, we reimburse each of our directors for any out-of-pocket expenses in connection with attending meetings of our Board of Directors and committees of the Board of Directors. Each of our non-employee directors, other than Messrs. Harman and Khazani, are entitled to a fee of $25,000 per year for his or her service as a director. Members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee each receive an additional $7,500, $5,000 and $2,500, respectively, per year for his or her service on such committee. The chairpersons of the Board, the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee receive an additional $25,000, $22,000, $7,500, and $5,000, respectively, per year for his or her service as chairperson for such committee.
Any non-employee director who is first elected to the Board of Directors will be granted an option to purchase 45,000 shares of our common stock on the date of his or her initial election to the Board of Directors. In addition, on the date of each annual stockholders meeting, each person who has served as a non-employee member of the Board of Directors for at least six months before the date of the stockholder meeting will be granted a stock option to purchase 20,000 shares of our common stock. These options will have an exercise price per share equal to the fair market value of our common stock on the date of grant and will vest over a three year period, subject to the director’s continuing service on our Board of Directors. These options will also immediately vest in full upon a change in control of the Company. The term of each option granted to a non-employee director shall be ten years. These options are currently granted under our 2007 Omnibus Incentive Plan.
In addition, Messrs. Majteles and Berman each received 12,500 options to purchase shares of common stock of AutoMD in respect of their services as a director of AutoMD, a controlled subsidiary of the Company.
Director Stock Ownership Guidelines and Director Payment Election Plan
In June 2011, in an effort to further align directors’ interests with those of shareholders and implementing best practices in corporate governance, the Company implemented guidelines for director share ownership. The stock ownership guidelines are for directors to own and maintain a minimum of $100,000 of our stock (a multiple of 4 times the annual $25,000 director retainer). Any new directors will have 3 years from the date of their initial election to the Board of Directors to comply.
In July 2011, the Board of Directors approved the Director Payment Election Plan which provides the directors with a convenient mechanism to acquire stock to comply with the director stock ownership guidelines. Each year the Director Payment Election Plan allows for a director to elect, beginning on the first day of the open trading window following the annual meeting of the Company’s stockholders and ending on the last day of such open trading window, to receive, in lieu of cash, all or a specified percentage of all fees to be earned for serving on the Board of Directors in shares of the Company’s common stock. The election shall be irrevocable for each applicable year. The Company will issue to each director who has elected to receive common stock, on the date fees become payable on a quarterly basis during the applicable year in accordance with the Company’s normal payment practices, a number of shares of common stock equal to (i) the cash value of any fees otherwise payable to the director, divided by (ii) the closing sales price for the common stock on the applicable payment date. If the calculation would result in the issuance of any fractional share, the Company will, in lieu of issuing any fractional share, pay cash equal to the fraction multiplied by the closing sales price on the applicable payment date.
The following table sets forth a summary of the compensation earned in fiscal year 2015 by each person who served as a director during such year, who is not a named executive officer.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)(3)	Total ($)
Robert J. Majteles	$67,500	$56,887	$124,387
Warren B. Phelps III	49,500	25,130	74,630
Joshua L. Berman	40,000	31,757	71,757
Barbara Palmer	30,000	25,130	55,130
Bradley E. Wilson	27,500	25,130	52,630
Jay K. Greyson	28,228	25,130	53,358
Fredric W. Harman	—	—	—
Sol Khazani	—	—	—
__________
(1) Except as set forth in footnote 3 below, stock options were granted pursuant to our 2007 Omnibus Incentive Plan. The amounts shown represent the aggregate grant date fair value of such option awards as computed in accordance with FASB ASC Topic 718. See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Critical Accounting Policies and Estimates” and “Note 7 to the Consolidated Financial Statements - Stockholders Equity and Share-based Compensation” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2016.
(2) As of January 2, 2016, Mr. Majteles held 587,500 options, Mr. Berman held 237,500 options, Mr. Phelps held 225,000 options, Mr. Wilson held 85,000 options, Ms. Palmer held 85,000 options, and Mr. Greyson held 65,000 options, in each case, to purchase shares of the Company’s common stock.
(3) Amounts for Messrs. Majteles and Berman include 12,500 stock option awards granted to each of them to purchase shares of common stock of AutoMD under the 2014 AMD Plan which represents a grant date fair value of $6,627 reflected in the option award value above. As of January 2, 2016, Messrs. Majteles and Berman each held 12,500 options to purchase shares of common stock of AutoMD.

COMPENSATION COMMITTEE REPORT *
The Compensation Committee has furnished the following report to the stockholders of the Company in accordance with rules adopted by the SEC. We have reviewed and discussed with the management of U.S. Auto Parts Network, Inc. the Compensation Discussion and Analysis to be included in the proxy statement on Schedule 14A for our 2016 Annual Meeting of Stockholders. Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in such proxy statement and incorporated by reference into our Annual Report on Form 10-K for the year ended January 2, 2016.

Submitted by the Compensation Committee
of the Board of Directors:

Joshua L. Berman
Robert J. Majteles
Barbara S. Palmer

___________
* The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and without regard to any general incorporation language therein.

OWNERSHIP OF SECURITIES BY
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table indicates information as of April 4, 2016 regarding the ownership of our common stock by:
•each person who is known by us to own more than 5% of our shares of common stock;
•each named executive officer;
• each of our directors and director nominees; and
•all of our directors and executive officers as a group.
The number of shares beneficially owned and the percentage of shares beneficially owned are based on 34,674,653 shares of common stock outstanding and 4,149,997 shares of Series A Convertible Preferred outstanding as of April 4, 2016 totaling 38,824,650 shares. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Shares subject to options that are exercisable within 60 days following April 4, 2016 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

Name and Address of Beneficial Owners(1)	Number of Shares	Percentage of Shares Beneficially Owned
5% Stockholders:
Oak Investment Partners XI, L.P.(2)	10,806,405	27.8%
Mehran Nia(3)	4,720,080	12.2
William Blair (4)	2,918,934	7.5
Sol Khazani(5)	2,538,417	6.5
Mina Khazani(6)	2,471,189	6.4
Lafitte Capital Management LP(7)	1,903,928	4.9

Officers and Directors:
Shane Evangelist(8)	1,550,338	3.9
Neil Watanabe(9)	117,459	*
Aaron E. Coleman(10)	390,731	1.0
David Eisler	8,808	*
Joshua L. Berman(11)	210,054	*
Jay K. Greyson(12)	38,716	*
Fredric W. Harman(2)	10,806,405	27.8
Sol Khazani(5)	2,536,562	6.5
Robert J. Majteles(13)	814,544	2.1
Barbara Palmer(14)	57,486	*
Warren B. Phelps III(15)	220,878	*
Bradley E. Wilson(16)	57,486	*
All directors and executive officers as a group (12 persons)(17)	16,809,467	40.7

*	Less than 1%.

(1)
The address for each of the officers and directors listed above, Mehran Nia and Mina Khazani is c/o U.S. Auto Parts Network, Inc. at 16941 Keegan Avenue, Carson, California 90746. The address for Oak Investment Partners XI, L.P. is 525 University Avenue, Suite 1300, Palo Alto, California 94301. The address for William Blair Investment Management, LLC is 222 W. Adams, Chicago, IL 60606. The address for Lafitte Capital Management LP is 701 Brazos, Suite 310, Austin, TX 78701.

(2)
Based on a Schedule 13D filed with the SEC on March 11, 2016, consists of (i) 9,333,485 shares of common stock, (ii) 1,379,310 shares of common stock issuable upon conversion of Series A Convertible Preferred Stock, and (iii) 93,610 shares of common stock issued in lieu of preferred stock dividends. Mr. Harman is a Managing Member of Oak Associates XI, LLC (“Oak Associates”), the general partner of Oak Investment Partners XI, L.P. (“Oak Partners”). Mr. Harman has shared power to vote and shared power to dispose of the shares held by Oak Partners. The names of the parties who share power to vote and dispose of the shares held by Oak Partners with Mr. Harman are Bandel L. Carano, Ann H. Lamont and Edward F. Glassmeyer, all of whom are Managing Members of Oak Associates. Mr. Harman, Bandel L. Carano, Ann H. Lamont and Edward F. Glassmeyer each disclaims beneficial ownership of the shares held by Oak Partners, except to the extent of each such person’s pecuniary interest therein.

(3)
Based on a Schedule 13G filed with the SEC on May 5, 2015, consists of (i) 3,615,391 shares of Common Stock owned directly by the Nia Living Trust Established September 2, 2004 (the “Living Trust”), of which Mehran Nia and his spouse, Fariba Nia, are co-trustees, (ii) 1,034,482 shares of Common Stock issuable upon conversion of Series A Convertible Preferred Stock owned by the Living Trust, and (iii) 70,207 shares of Common Stock issued in lieu of preferred stock dividends. Mehran Nia disclaims beneficial interest in the Living Trust except to the extent of his pecuniary interest therein.

(4)
Based on Schedule 13G’s filed with the SEC on February 9, 2016 and February 12, 2016, consists of (i) 2,823,922 shares over which William Blair Investment Management, LLC has sole power to dispose or to direct the disposition of, and is thus deemed to beneficially own such shares, and (ii) 94,942 shares over which William Blair & Co., LLC has sole power to dispose or to direct the disposition of, and is thus deemed to beneficially own such shares.

(5)
Consists of (i) 1,956,211 shares of common stock owned directly by the Sol Khazani Living Trust Established June 1, 2007, of which Mr. Khazani is the sole trustee, (ii) 213,979 shares of common stock owned directly by the Sol Khazani Annuity Trust Established November 18, 2006, of which Mr. Khazani is the sole trustee, (iii) 23,400 shares of common stock issued in lieu of preferred stock dividends, and (iv) 344,827 shares of common stock issuable upon conversion of Series A Convertible Preferred Stock. Mr. Khazani has shared power to vote or to direct the vote of and the shared power to dispose or to direct the disposition of shares in the aggregate, and is thus deemed to beneficially own such shares, in his capacity as trustee of several trusts. Mr. Khazani additionally shares the right to receive dividends from, and the proceeds from the sale of, the shares.

(6)
Consists of (i) 1,366,500 shares of common stock owned directly by the Mina Khazani Living Trust, Dated May 30, 2007, of which Ms. Khazani is the sole trustee, (ii) 70,207 shares of common stock issued in lieu of preferred stock dividends and (ii) 1,034,482 shares of common stock issuable upon conversion of Series A Convertible Preferred Stock. Ms. Khazani has shared power to vote or to direct the vote of and the shared power to dispose or to direct the disposition of shares in the aggregate, and is thus deemed to beneficially own such shares, in her capacity as trustee the trust. Ms. Khazani additionally shares the right to receive dividends from, and the proceeds from the sale of, the shares.

(7)
Based on a Schedule 13G filed with the SEC on February 3, 2016. Lafitte Capital Management LP has sole power to vote or to direct the vote of and sole power to dispose or to direct the disposition of 1,903,928 shares, and is thus deemed to beneficially own such shares.

(8)	Includes 1,030,357 shares issuable upon exercise of outstanding options which are exercisable as of April 4, 2016 or within 60 days after such date.
(9)	Includes 97,708 shares issuable upon exercise of outstanding options which are exercisable as of April 4, 2016 or within 60 days after such date.
(10)	Includes 278,642 shares issuable upon exercise of outstanding options which are exercisable as of April 4, 2016 or within 60 days after such date.
(11)	Includes 203,878 shares issuable upon exercise of outstanding options which are exercisable as of April 4, 2016 or within 60 days after such date.
(12)	Includes 35,401 shares issuable upon exercise of outstanding options which are exercisable as of April 4, 2016 or within 60 days after such date.
(13)
Consists of (i) 121,612 shares of common stock based on Form 4 filed with the SEC on May 18, 2015, (ii) 150,000 shares of common stock issuable upon conversion of Series A Convertible Preferred Stock based on Form 4 filed with the SEC on April 9, 2013, (iii) 10,176 shares of common stock issued in lieu of preferred stock dividends and (iii) 532,756 shares issuable upon exercise of outstanding options which are exercisable as of April 4, 2016 or within 60 days after such date.

(14)	Includes 57,486 shares issuable upon exercise of outstanding options which are exercisable as of April 4, 2016 or within 60 days after such date.
(15)	Includes 203,878 shares issuable upon exercise of outstanding options which are exercisable as of April 4, 2016 or within 60 days after such date.
(16)	Includes 57,486 shares issuable upon exercise of outstanding options which are exercisable as of April 4, 2016 or within 60 days after such date.
(17)	Includes 2,497,592 shares issuable upon exercise of outstanding options which are exercisable as of April 4, 2016 or within 60 days after such date.

CERTAIN RELATIONSHIPS
AND RELATED TRANSACTIONS

Since January 3, 2015, there has not been, nor is there any proposed transaction where we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any director, director nominee, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the compensation agreements and other agreements and transactions which are described in “Executive Compensation and Other Information”.
Policies and Procedures for Related Party Transactions
Pursuant to the written charter of our Audit Committee adopted in January 2007, our Audit Committee is responsible for reviewing and approving all related party transactions and potential conflict of interest situations involving a principal stockholder, a member of the Board of Directors or senior management. In addition, our company policies require that our officers and employees avoid using their positions for purposes that are, or give the appearance of being, motivated by a desire for personal gain, and our policies further require that all officers and employees who have authority to initiate related party transactions provide a written report, on a quarterly basis, of all activities which could result in a conflict of interest or impair their professional judgment. All such written reports concerning related party transactions or conflicts of interest are submitted to, and reviewed by, our Chief Financial Officer and our Audit Committee.
Related Party Transactions
The Company has entered into indemnification agreements with the Company’s directors and executive officers. These agreements require the Company to indemnify these individuals to the fullest extent permitted under law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Company also intends to enter into indemnification agreements with the Company’s future directors and executive officers.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Under the federal securities laws, our directors and officers and any persons holding more than 10% of our common stock are required to report their ownership of our common stock and any changes in that ownership to the SEC on Section 16(a) forms. Specific due dates for these reports have been established, and we are required to report in this proxy statement any failure to file by these dates. Based solely on our review of copies of the reports on the Section 16(a) forms received by us with respect to the fiscal year ended January 2, 2016 and representations from the reporting persons that no other reports were required, we believe that all directors, executive officers and persons who own more than 10% of our common stock have complied with the reporting requirements of Section 16(a) and have filed all reports required by such section.
ANNUAL REPORT
A copy of our annual report on Form 10-K for the fiscal year ended January 2, 2016 (excluding the exhibits thereto) accompanies the proxy materials being made available to all stockholders. The Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material. Stockholders may obtain a copy of the Annual Report and any of our other filings with the SEC, without charge, by writing to our Corporate Secretary, U.S. Auto Parts Network, Inc., 16941 Keegan Avenue, Carson, California 90746. The annual report on Form 10-K (including the exhibits thereto) is also available on the SEC’s website at www.sec.gov.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 31, 2016
AT THE OFFICES OF THE COMPANY LOCATED AT
16941 KEEGAN AVENUE, CARSON, CA 90746

This proxy statement and our annual report on Form 10-K for the year ended January 2, 2016 are also available at http://investor.usautoparts.net. We encourage you to access and review all of the important information contained in the proxy materials before voting. To obtain directions to be able to attend the shareholder meeting and vote in person, please contact our Corporate Secretary, at our principal executive offices at 16941 Keegan Avenue, Carson, California 90746 or by calling us at (424) 702-1455. You will also be required to register for the meeting at proxyvote.com to attend the meeting in person.
ADDITIONAL INFORMATION
Deadline for Receipt of Stockholder Proposals or Nominations
Stockholders may present proposals for action at a future meeting or nominate persons for the election of directors only if they comply with the requirements of the proxy rules established by the SEC and our bylaws. Pursuant to Rule 14a-8 of the Exchange Act, some stockholders proposals may be eligible for inclusion in our proxy statement for the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). Stockholder proposals that are intended to be presented at our 2017 Annual Meeting and included in the proxy statement, form of proxy and other proxy solicitation materials related to that meeting must be received by us not later than December 21, 2016.
If a stockholder wishes to submit a proposal which is not intended to be included in our proxy statement under Rule 14a-8 of the Exchange Act, or wishes to nominate a person as a candidate for election to the Board, the stockholder must submit the proposal or nomination between March 2, 2017 and April 1, 2017. If the date of the 2017 Annual Meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary date of the 2016 Annual Meeting of Stockholders (a situation that we do not anticipate), the stockholder must submit any such proposal or nomination not earlier than the 90th day before the 2017 Annual Meeting and not later than the close of business on the later of (i) the 60th day before the 2017 Annual Meeting and (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Stockholders are advised to review our bylaws which contain these advance notice requirements with respect to advance notice of stockholder proposals and director nominations.
In addition, with respect to any proposal that a stockholder presents at the 2017 Annual Meeting that is not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy solicited by the Board of Directors for such annual meeting will confer discretionary voting authority to vote on such stockholder proposal to the extent permitted under Rule 14a-4 under the Exchange Act.
Stockholder proposals must be in writing and should be addressed to our Corporate Secretary, at our principal executive offices at 16941 Keegan Avenue, Carson, California 90746. It is recommended that stockholders submitting proposals direct them to our Corporate Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our bylaws and conditions established by the SEC.
Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or the Company. Direct your written request to U.S. Auto Parts Network, Inc., Attn: Corporate Secretary, 16941 Keegan Avenue, Carson, CA 90746 or contact the Company by telephone at (424) 702-1455. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER BUSINESS

The Board of Directors is not aware of any other matter which will be presented for action at the Annual Meeting other than the matters set forth in this proxy statement. If any other matter requiring a vote of the stockholders arises, it is intended that the proxy holders will vote the shares they represent as the Board of Directors may recommend. The proxy grants the proxy holders discretionary authority to vote on any such other matters properly brought before the Annual Meeting.

By Order of the Board of Directors

___________________________
Shane Evangelist
Chief Executive Officer

Annex A

SUPPLEMENTAL INFORMATION REGARDING PARTICIPANTS

The following sections (“Directors and Nominees” and “Officers and Employees”) set forth the name and business address of our directors and nominees, and the name, present principal occupation and business address of our officers and employees who, under the rules of the SEC, are considered to be “participants” in our solicitation of proxies from our stockholders in connection with our 2016 Annual Meeting (collectively, the “Participants”).

Directors and Nominees

The principal occupations of our directors and nominees are set forth under Proposal 1 of this Proxy Statement, entitled “Proposal One: Election of Directors.” The names of our directors and nominees are set forth below, and the business address for all our directors and nominees is c/o U.S. Auto Parts Network, Inc., 16941 Keegan Ave., Carson, California 90746.

Shane Evangelist (Class I Nominee)
Barbara Palmer (Class I Nominee)
Jay K. Greyson (Class I Nominee)
Fredric W. Harman (Class II Director)
Warren B. Phelps III (Class II Director)
Bradley E. Wilson (Class II Director)
Joshua L. Berman (Class III Director)
Sol Khazani (Class III Director)
Robert J. Majteles (Class III Director)

Officers and Employees

The principal occupations of our executive officers and employees who are considered Participants are set forth below. The principal occupation refers to such person’s position with U.S. Auto Parts Network, and the business address for each person is c/o U.S. Auto Parts Network, Inc., 16941 Keegan Ave., Carson, California 90746.

Executive Officers:

Shane Evangelist, Chief Executive Officer
Neil Watanabe, Chief Financial Officer
Aaron Coleman, Chief Operating Officer
David Eisler, VP, General Counsel

Information Regarding Ownership of Company Securities by Participants

None of the Participants owns any of our common stock of record that they do not also own beneficially. The number of shares of our common stock held by our directors, director nominees and executive officers as of April 4, 2016 is set forth in this proxy statement under “Ownership of Securities by Certain Beneficial Owners and Management.”

In addition, the following Participants own securities in AutoMD, Inc., a majority owned subsidiary of the Company:

Name	Security Owned	# of Securities
Fredric Harman (through Oak Investment Partners XI, L.P.) Common Stock            1,500,000
Sol Khazani (through the Sol Khazani Living Trust)        Common Stock            500,000
Shane Evangelist                        Options                975,000
Josh Berman                        Options                12,500
Robert J. Majteles                    Options                12,500

Information Regarding Transactions in Company Securities by Participants

The following table sets forth information regarding purchases and sales of U.S. Auto Parts Network securities by each Participant during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	# of Shares	Transaction Description
Aaron Coleman	03/16/16	4,473	Sale of common stock pursuant to 10b5-1 plan
	03/09/16	1,634	Sale of common stock pursuant to 10b5-1 plan
	03/04/16	7,076	Sale of common stock pursuant to 10b5-1 plan
	03/03/16	1,583	Sale of common stock pursuant to 10b5-1 plan
	02/16/16	34,259	Vesting of restricted stock units and acquisition of common stock
	02/16/16	12,874	Forfeiture of common stock to satisfy tax obligations
	01/21/16	50,000	Grant of option to acquire common stock
	01/21/16	187,266	Grant of restricted stock unit award
	01/04/16	130,000	Vesting of restricted stock units and acquisition of common stock
	01/04/16	64,059	Forfeiture of common stock to satisfy tax obligations
	02/17/15	33,500	Vesting of restricted stock units and acquisition of common stock
	02/17/15	12,914	Forfeiture of common stock to satisfy tax obligations
	01/29/15	50,000	Grant of option to acquire common stock
	01/29/15	34,259	Grant of restricted stock unit award
	04/03/14	130,000	Grant of restricted stock unit award
	02/14/14	125,000	Grant of option to acquire common stock
	02/14/14	33,500	Grant of restricted stock unit award
David Eisler	02/16/16	15,666	Vesting of restricted stock units and acquisition of common stock
	02/16/16	6,858	Forfeiture of common stock to satisfy tax obligations
	01/21/16	25,000	Grant of option to acquire common stock
	06/23/15	135,000	Grant of option to acquire common stock
	06/23/15	15,666	Grant of restricted stock unit award
Shane Evangelist	02/16/16	75,021	Vesting of restricted stock units and acquisition of common stock
	02/16/16	28,192	Forfeiture of common stock to satisfy tax obligations
	01/21/16	75,000	Grant of option to acquire common stock
	01/04/16	165,975	Vesting of restricted stock units and acquisition of common stock
	01/04/16	88,811	Forfeiture of common stock to satisfy tax obligations
	03/23/15	147,150	Vesting of restricted stock units and acquisition of common stock

	03/23/15	68,351	Forfeiture of common stock to satisfy tax obligations
	01/29/15	75,000	Grant of option to acquire common stock
	01/29/15	75,021	Grant of restricted stock unit award
	02/14/14	200,000	Grant of option to acquire common stock
	02/14/14	165,975	Grant of restricted stock unit award
Neil Watanabe	02/16/16	34,404	Vesting of restricted stock units and acquisition of common stock
	02/16/16	14,653	Forfeiture of common stock to satisfy tax obligations
	01/21/16	25,000	Grant of option to acquire common stock
	03/23/15	335,000	Grant of option to acquire common stock
	03/23/15	34,404	Grant of restricted stock unit award
	03/23/23	30,000	Grant of restricted stock unit award
Josh Berman	05/20/15	20,000	Grant of option to acquire common stock
	05/20/14	20,000	Grant of option to acquire common stock
Jay Greyson	04/04/16	781	Acquisition of common stock pursuant to director election plan
	01/04/16	677	Acquisition of common stock pursuant to director election plan
	10/06/15	979	Acquisition of common stock pursuant to director election plan
	07/06/15	659	Acquisition of common stock pursuant to director election plan
	05/20/15	20,000	Grant of option to acquire common stock
	06/17/14	45,000	Grant of option to acquire common stock
Fredric Harman	03/31/16	7,420	Common stock dividends on Series A Preferred
	12/31/15	7,209	Common stock dividends on Series A Preferred
	09/30/15	9,403	Common stock dividends on Series A Preferred
	06/30/15	8,752	Common stock dividends on Series A Preferred
	03/31/15	8,876	Common stock dividends on Series A Preferred
	12/31/14	8,452	Common stock dividends on Series A Preferred
	09/30/14	7,327	Common stock dividends on Series A Preferred
	06/30/14	5,464	Common stock dividends on Series A Preferred
	03/31/14	6,293	Common stock dividends on Series A Preferred
Sol Khazani	03/31/16	1,855	Common stock dividends on Series A Preferred
	12/31/15	1,802	Common stock dividends on Series A Preferred
	09/30/15	2,350	Common stock dividends on Series A Preferred

	06/30/15	2,188	Common stock dividends on Series A Preferred
	03/31/15	2,219	Common stock dividends on Series A Preferred
	12/31/14	2,113	Common stock dividends on Series A Preferred
	09/30/14	1,831	Common stock dividends on Series A Preferred
	06/30/14	1,366	Common stock dividends on Series A Preferred
	03/31/14	1,573	Common stock dividends on Series A Preferred
Robert J. Majteles	03/31/16	807	Common stock dividends on Series A Preferred
	12/31/15	784	Common stock dividends on Series A Preferred
	09/30/15	1,022	Common stock dividends on Series A Preferred
	06/30/15	951	Common stock dividends on Series A Preferred
	05/20/15	40,000	Grant of option to acquire common stock
	05/15/15	50,000	Open market purchase of common stock
	03/31/15	965	Common stock dividends on Series A Preferred
	12/31/14	919	Common stock dividends on Series A Preferred
	09/30/14	796	Common stock dividends on Series A Preferred
	06/30/14	594	Common stock dividends on Series A Preferred
	05/20/14	40,000	Grant of option to acquire common stock
	03/31/14	684	Common stock dividends on Series A Preferred
Barbara Palmer	05/20/15	20,000	Grant of option to acquire common stock
	05/20/14	20,000	Grant of option to acquire common stock
Barry Phelps	05/20/15	20,000	Grant of option to acquire common stock
	05/20/14	20,000	Grant of option to acquire common stock
Brad Wilson	05/20/15	20,000	Grant of option to acquire common stock
	05/20/14	20,000	Grant of option to acquire common stock
Miscellaneous Information Concerning Participants
Except as described in this Annex A or in this proxy statement, none of the Participants nor any of their respective affiliates or associates, referred to together as the Participant Affiliates, (i) directly or indirectly beneficially owns any shares of our common stock or any securities of any subsidiary of ours or (ii) has had any relationship with us in any capacity other than as a stockholder, employee, officer or director. Furthermore, except as described in this proxy statement, neither any Participant nor any Participant Affiliate is either a party to any transaction or series of transactions since January 4, 2015, or has knowledge of any currently proposed transaction or series of proposed transactions, (i) to which the Company was or is to be a party, (ii) in which the amount involved exceeds $120,000 and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest.
Except as described in this proxy statement, no Participant or Participant Affiliate has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at our 2016 Annual Meeting.
Except as described in this proxy statement, no Participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by us or any of our affiliates or any future transactions to which we or any of our affiliates will or may be a party. Except as described this proxy statement, there are no contracts, arrangements or understandings by any Participant or Participant Affiliate within the past year with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Annex B

U.S. Auto Parts Network, Inc.
2016 Equity Incentive Plan

Adopted by the Board: March 9, 2016
Approved by the Stockholders: , 2016
1.    General.
(a)    Successor to and Continuation of Prior Plans. The Plan is intended as the successor to and continuation of the U.S. Auto Parts Network, Inc. 2006 Equity Incentive Plan, the U.S. Auto Parts Network, Inc. 2007 Omnibus Incentive Plan and the U.S. Auto Parts Network, Inc. 2007 New Employee Incentive Plan (collectively, the “Prior Plans”). Following the Effective Date, no additional awards may be granted under the Prior Plans. Any unallocated shares remaining available for the grant of new awards under the Prior Plans as of 12:01 a.m. Pacific Time on the Effective Date (the “Prior Plans’ Available Reserve”) will cease to be available under the Prior Plans at such time and will be added to the Share Reserve (as defined in Section 3(a)) and be then immediately available for issuance pursuant to Awards granted under this Plan. In addition, from and after 12:01 a.m. Pacific Time on the Effective Date, all outstanding awards granted under the Prior Plans will remain subject to the terms of the Prior Plans, as applicable; provided, however, that the following shares of Common Stock subject to any outstanding stock award granted under the Prior Plans (collectively, the “Prior Plans’ Returning Shares”) will immediately be added to the Share Reserve (as defined in Section 3(a)) as and when such shares become Prior Plans’ Returning Shares and become available for issuance pursuant to Awards granted under this Plan: (i) any shares subject to such stock award that are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to such stock award that are not issued because such stock award or any portion thereof is settled in cash; (iii) any shares issued pursuant to such stock award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; and (iv) any shares that are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award. All Awards granted on or after 12:01 a.m. Pacific Time on the Effective Date will be subject to the terms of this Plan.
(b)    Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.
(c)    Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.
(d)    Purpose. The Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.
2.    Administration.
(a)    Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)    Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)    To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a Participant will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.
(ii)    To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.
(iii)    To settle all controversies regarding the Plan and Awards granted under it.
(iv)    To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).
(v)    To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under an outstanding Award without his or her written consent.
(vi)     To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without his or her written consent.
(vii)    To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding incentive stock options or (C) Rule 16b-3.
(viii)    To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more outstanding Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except as otherwise provided in the Plan (including this Section 2(b)(viii)) or an Award Agreement, the Board may not amend the terms of an outstanding Award if the Board, in its sole discretion, determines that the amendment, taken as a whole, will materially impair the Participant’s rights under such Award without his or her written consent.
Notwithstanding the foregoing or anything in the Plan to the contrary, unless prohibited by applicable law, the Board may amend the terms of any outstanding Award or the Plan, or may suspend or terminate the Plan, without the affected Participant’s consent, (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (C) to clarify the manner of exemption from, or to bring the Award or the Plan into compliance with, Section 409A of the Code, or (D) to comply with other applicable laws or listing requirements.
(ix)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(x)    To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).
(c)    Delegation to Committee.
(i)    General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)    Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3.
(d)    Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards; and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation of authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(y)(iii).
(e)    Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(f)    Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee will have the authority to (i) reduce the exercise or strike price of any outstanding Option or SAR under the Plan or (ii) cancel any outstanding Option or SAR that has an exercise or strike price greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.
3.    Shares Subject to the Plan.
(a)    Share Reserve.
(i)    Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed shares, which is the sum of (A) two million five hundred thousand (2,500,000) new shares, (B) the number of shares subject to the Prior Plans’ Available Reserve as of the Effective Date plus (C) the Prior Plans’ Returning Shares, if any, which become available for grant under this Plan from time to time (such aggregate number of shares described in (A) through (C) above, the “Share Reserve”).
(ii)    In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of nine years, commencing on January 1, 2017 and ending on (and including) January 1, 2026, in an amount equal to one million five hundred thousand (1,500,000) shares per year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.
(iii)    For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(b)    Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.
(c)    Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be fifteen million (15,000,000) shares of Common Stock.
(d)    Section 162(m) Limitations. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations will apply; provided, however, that if any additional Awards are granted to any Participant during any calendar year in excess of the limits below, compensation attributable to such additional Awards will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Award is approved by the Company’s stockholders.
(i)    A maximum of two million five hundred thousand (2,500,000) shares of Common Stock subject to Options and SARs whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date any such Option or SAR is granted may be granted to any one Participant during any one calendar year.
(ii)    A maximum of two million five hundred thousand (2,500,000) shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).
(iii)    A maximum of four million dollars ($4,000,000) subject to Performance Cash Awards may be granted to any one Participant during any one calendar year.
For purposes of this Section 3(d): (1) if a Performance Stock Award is in the form of an Option or SAR, it will count only against the Performance Stock Award limit set forth in Section 3(d)(ii); (2) if a Performance Stock Award may be paid in the form of cash, it will count only against the Performance Stock Award limit set forth in Section 3(d)(ii); and (3) if a Performance Cash Award may be paid in the form of Common Stock, it will count only against the Performance Cash Award limit set forth in Section 3(d)(iii).
(e)    Limits on Grants to Non-Employee Directors. The maximum number of shares of Common Stock subject to Stock Awards granted under the Plan or otherwise during any one calendar year to any Non-Employee Director, taken together with any cash fees paid by the Company to such Non-Employee Director during such calendar year for service on the Board, will not exceed $500,000 in total value (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes), or, with respect to the calendar year in which a Non-Employee Director is first appointed or elected to the Board, $800,000. The Board may make exceptions to the applicable limit in this Section 3(e) for individual Non-Employee Directors in extraordinary circumstances, as Board may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.
(f)    Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
4.    Eligibility.
(a)    Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with Section 409A of the Code.
(b)    Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.
5.    Provisions Relating to Options and Stock Appreciation Rights.
Each Option or SAR Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The terms and conditions of separate Option or SAR Agreements need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a)    Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.
(b)    Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c)    Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:
(i)    by cash (including electronic funds transfers), check, bank draft or money order payable to the Company;
(ii)    pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)    by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv)    if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or
(v)    in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d)    Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.
(e)    Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:
(i)    Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution (or pursuant to Sections 5(e)(ii) and 5(e)(iii)), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.
(ii)    Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii)    Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.
(f)    Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g)    Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is three (3) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. Notwithstanding the foregoing, a Non-Employee Director may exercise his or her Option or SAR pursuant to this Section 5(g) (to the extent that the Non-Employee Director was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), within such period of time ending on the date that is twelve (12) months following such termination of Continuous Service. If, after such termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.
(h)    Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if the exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.
(i)    Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.
(j)    Death of Participant. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) a Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Participant’s Option or SAR may be exercised (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within such period of time ending on the earlier of (i) the date that is eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR (as applicable) is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.
(k)    Termination for Cause. Except as explicitly provided otherwise in the applicable Award Agreement or other individual written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Option or SAR will terminate immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(l)    Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another written agreement between the Participant and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.
6.    Provisions of Stock Awards Other than Options and SARs.
(a)    Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(i)    Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash (including electronic funds transfers), check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)    Vesting. Shares of Common Stock awarded under a Restricted Stock Award Agreement may be subject to forfeiture to or repurchase by the Company in accordance with a vesting schedule to be determined by the Board.
(iii)    Termination of Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of such termination under the terms of the Participant’s Restricted Stock Award Agreement.
(iv)    Transferability. Rights to acquire shares of Common Stock under a Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.
(v)    Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.
(b)    Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(i)    Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)    Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii)    Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv)    Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to the Restricted Stock Unit Award to a time after the vesting of the Restricted Stock Unit Award.
(v)    Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)    Termination of Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates, any portion of the Participant’s Restricted Stock Unit Award that has not vested as of the date of such termination will be forfeited upon such termination.
(c)    Performance Awards.
(i)    Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d)(ii)) that is payable (including that may be granted, vest or be exercised) contingent upon the attainment during a Performance Period of specified Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board or the Committee), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board or the Committee may determine that cash may be used in payment of Performance Stock Awards.
(ii)    Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d)(iii)) that is payable contingent upon the attainment during a Performance Period of specified Performance Goals. A Performance Cash Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board or the Committee), in its sole discretion. The Board or the Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board or the Committee may specify, to be paid in whole or in part in cash or other property.
(iii)    Committee and Board Discretion. With respect to any Performance Stock Award or Performance Cash Award, the Committee (or, to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board or the Committee) retains the discretion to (A) reduce or eliminate the compensation or economic benefit due upon attainment of the Performance Goals on the basis of any considerations as the Committee or Board (as applicable), in its sole discretion, may determine and (B) define the manner of calculating the Performance Criteria it selects to use for a Performance Period.
(iv)    Section 162(m) Compliance. With respect to any Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, unless otherwise permitted under Section 162(m) of the Code, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (A) the date ninety (90) days after the commencement of the applicable Performance Period, and (B) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals or terms relate solely to the increase in the value of the Common Stock).
(d)    Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock appreciation rights with an exercise price or strike price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards granted under Section 5 and this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.
7.    Covenants of the Company.
(a)    Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b)    Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.
(c)    No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising a Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
8.    Miscellaneous.
(a)    Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock issued pursuant to Stock Awards will constitute general funds of the Company.
(b)    Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(c)    Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.
(d)    No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)    Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(f)    Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(g)    Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(h)    Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii)  withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(i)    Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(j)    Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(k)    Section 409A Compliance. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of the Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment may be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.
(l)    Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.
9.    Adjustments upon Changes in Common Stock; Other Corporate Events.
(a)    Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a); (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); (iii) the class(es) and maximum number of securities that may be awarded to any Participant pursuant to Section 3(d); and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.
(b)    Dissolution or Liquidation. Except as otherwise provided in the applicable Stock Award Agreement or other written agreement between a Participant and the Company or an Affiliate, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to a forfeiture condition or the Company’s right of repurchase may be reacquired or repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to forfeiture or repurchase (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)    Corporate Transactions. In the event of a Corporate Transaction, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or consummation of the Corporate Transaction, unless otherwise provided in the instrument evidencing the Stock Award, in any other written agreement between the Company or any Affiliate and the Participant or in any director compensation policy of the Company, or unless otherwise expressly provided by the Board at the time of grant of the Stock Award:
(i)    arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);
(ii)    arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
(iii)    accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;
(iv)    arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;
(v)    cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, and pay such cash consideration (including no consideration) as the Board, in its sole discretion, may consider appropriate; and
(vi)    cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the per share amount payable to holders of Common Stock in connection with the

Corporate Transaction, over (B) the per share exercise price under the applicable Award. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. In addition, any escrow, holdback, earnout or similar provisions in the definitive agreement for the Corporate Transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Stock.
The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.
In the event of a Corporate Transaction, unless otherwise provided in the instrument evidencing a Performance Cash Award or any other written agreement between the Company or any Affiliate and the Participant, or unless otherwise expressly provided by the Board, all Performance Cash Awards outstanding under the Plan will terminate prior to the effective time of such Corporate Transaction.
(d)    Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award, in any other written agreement between the Company or any Affiliate and the Participant or in any director compensation policy of the Company, but in the absence of such provision, no such acceleration will occur. Notwithstanding the foregoing, the vesting of all Awards held by Non-Employee Directors shall be accelerated in full upon a Change in Control.
10.    Termination or Suspension of the Plan.
(a)    The Board may suspend or terminate the Plan at any time. No Incentive Stock Option may be granted after the tenth (10th) anniversary of the earlier of (i) the Adoption Date or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(b)    No Impairment of Rights. Suspension or termination of the Plan will not materially impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan (including Section 2(b)(viii)) or an Award Agreement.
11.    Effective Date of Plan.
This Plan will become effective on the Effective Date.
12.    Choice of Law.
The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
13.    Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)    “Adoption Date” means March 9, 2016, which is the date the Plan was adopted by the Board.
(b)    “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(c)    “Appreciation Award” means (i) a stock option or stock appreciation right granted under the Prior Plans or (ii) an Option or Stock Appreciation Right, in each case with respect to which the exercise or strike price is at least one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the stock option or stock appreciation right, or Option or Stock Appreciation Right, as applicable, on the date of grant.
(d)    “Award” means a Stock Award or a Performance Cash Award.
(e)    “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(f)    “Board” means the Board of Directors of the Company.

(g)    “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(h)    “Cause” will have the meaning ascribed to such term in any written agreement between a Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or an Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or an Affiliate or of any statutory duty owed to the Company or an Affiliate; (iv)  such Participant’s unauthorized use or disclosure of the Company’s or an Affiliate’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(i)    “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;
(ii)    there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)    there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv)    individuals who, on the Adoption Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between a Participant and the Company or an Affiliate will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that (1) if no definition of Change in Control (or any analogous term) is set forth in such an individual written agreement, the foregoing definition will apply; and (2) no Change in Control (or any analogous term) will be deemed to occur with respect to Awards subject to such an individual written agreement without a requirement that the Change in Control (or any analogous term) actually occur. If required for compliance with Section 409A of the Code, in no event will an event be deemed a Change in Control if such event is not also a “change in the ownership of” the Company, a “change in the effective control of” the Company, or a “change in the ownership of a substantial portion of the assets of” the Company, each as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of a “change in control event” under Section 409A of the Code and the regulations thereunder.
(j)    “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(k)    “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(l)    “Common Stock” means the common stock of the Company.
(m)    “Company” means U.S. Auto Parts Network, Inc., a Delaware corporation.
(n)    “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(o)    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(p)    “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)    a sale or other disposition of more than fifty percent (50%) of the outstanding securities of the Company;

(iii)    a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)    a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
If required for compliance with Section 409A of the Code, in no event will an event be deemed a Corporate Transaction if such event is not also a “change in the ownership of” the Company, a “change in the effective control of” the Company, or a “change in the ownership of a substantial portion of the assets of” the Company, each as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Corporate Transaction” to conform to the definition of a “change in control event” under Section 409A of the Code and the regulations thereunder.
(q)    “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.
(r)    “Director” means a member of the Board.
(s)    “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(t)    “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2016, provided that this Plan is approved by the Company’s stockholders at such meeting.
(u)    “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(v)    “Entity” means a corporation, partnership, limited liability company or other entity.
(w)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(x)    “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.
(y)    “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)    Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.

(iii)    In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(z)    “Full Value Award” means (i) a stock award granted under the Prior Plans or (ii) a Stock Award, in each case that is not an Appreciation Award.
(aa)    “Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(bb)    “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(cc)    “Nonstatutory Stock Option” means an option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.
(dd)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(ee)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(ff)    “Option Agreement” means a written agreement between the Company and a holder of an Option evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.
(gg)    “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(hh)    “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.
(ii)    “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.
(jj)    “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(kk)    “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(ll)    “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).
(mm)    “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) user satisfaction; (xxx) stockholders’ equity; (xxxi) capital expenditures; (xxxii) debt levels; (xxxiii) operating profit or net operating profit; (xxxiv) workforce diversity; (xxxv) growth of net income or operating income; (xxxvi) billings; (xxxvii) bookings; (xxxviii) the number of users, including but not limited to unique users; (xxxix) employee retention; and (xxxx) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.
(nn)    “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.
(oo)    “Performance Period” means the period of time selected by the Committee (or, to the extent that an Award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board or the Committee) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee (or Board, if applicable).
(pp)    “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).
(qq)    “Plan” means this U.S. Auto Parts Network, Inc. 2016 Equity Incentive Plan.
(rr)    “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(ss)    “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(tt)    “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(uu)    “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.
(vv)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(ww)    “Rule 405” means Rule 405 promulgated under the Securities Act.
(xx)    “Securities Act” means the Securities Act of 1933, as amended.
(yy)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(zz)    “Stock Appreciation Right Agreement” or “SAR Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(aaa)    “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Stock Award or any Other Stock Award.
(bbb)    “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.
(ccc)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).
(ddd)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. U.S. AUTO PARTS NETWORK, INC. E08101-P75793 U.S. AUTO PARTS NETWORK, INC. ATTN: DAVID EISLER 16941 KEEGAN AVENUE CARSON, CA 90746 3. Approval of the 2016 Equity Incentive Plan. 2. Ratification of the appointment of RSM LLP, an independent registered public accounting firm, as independent auditors of the Company for fiscal year ending December 31, 2016. ! ! ! NOTE: Such other business, if any, as may properly come before the Annual Meeting, or any adjournment, postponement or extension thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 01) Shane Evangelist 02) Jay Greyson 03) Barbara Palmer 1. Election of the following Class I Directors Nominees: VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE IN PERSON If you are a stockholder of record, you may vote in person at the meeting by requesting a ballot. To attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com. Please note that you will need to print your admission ticket and bring a valid photo ID to attend the Annual Meeting. The Board of Directors recommends you vote FOR the following: ! !! ! !! The Board of Directors recommends you vote FOR proposals 2 and 3. For All Withhold All For All Except For Against Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

U.S. AUTO PARTS NETWORK, INC. Annual Meeting of Stockholders May 31, 2016 9:00 AM, PST This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Shane Evangelist and David Eisler, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A Convertible Preferred Stock and/or Common Stock of U.S. AUTO PARTS NETWORK, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, PST on May 31, 2016, at U.S. Auto Parts Network, Inc., 16941 Keegan Ave., Carson, CA 90746, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com. If you plan to attend the meeting in person, please register and print an admission ticket in advance at proxyvote.com, following the instructions set forth in the proxy statement. You will need the 16-digit control number printed on the other side of this proxy card. Questions? Please contact us at 1-424-702-1455. Continued and to be signed on reverse side E08102-P75793